Exhibit 10.2

PLEDGE AND SECURITY AGREEMENT

dated as of December 9, 2010

among

EACH OF THE GRANTORS PARTY HERETO

and

GOLDMAN SACHS BANK USA,

as Collateral Agent

i

SECTION 8.	COLLATERAL AGENT	41

SECTION 9.	CONTINUING SECURITY INTEREST; TRANSFER OF LOANS	41

SECTION 10.	STANDARD OF CARE; COLLATERAL AGENT MAY PERFORM	42

SECTION 11.	MISCELLANEOUS	42

SCHEDULE 4.1	—	GENERAL INFORMATION

SCHEDULE 4.2	—	LOCATION OF EQUIPMENT AND INVENTORY

SCHEDULE 4.4	—	INVESTMENT RELATED PROPERTY

SCHEDULE 4.5	—	MATERIAL CONTRACTS

SCHEDULE 4.6	—	DESCRIPTION OF LETTERS OF CREDIT

SCHEDULE 4.7	—	INTELLECTUAL PROPERTY - EXCEPTIONS

SCHEDULE 4.8	—	COMMERCIAL TORT CLAIMS

EXHIBIT A	—	PLEDGE SUPPLEMENT

EXHIBIT B	—	UNCERTIFICATED SECURITIES CONTROL AGREEMENT

ii

This PLEDGE AND SECURITY AGREEMENT, dated as of December 9, 2010 (this “Agreement”), among EACH OF THE UNDERSIGNED, whether as an original signatory hereto or as an Additional Grantor (as herein defined) (each, a “Grantor”), and GOLDMAN SACHS BANK USA, as collateral agent for the Secured Parties (as herein defined) (in such capacity as collateral agent, the “Collateral Agent”).

RECITALS:

WHEREAS, capitalized terms used in these Recitals shall have the respective meanings set forth for such terms in Section 1 hereof;

WHEREAS, reference is made to that certain Credit and Guaranty Agreement, dated as of the date hereof (as it may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among MORTON’S RESTAURANT GROUP, INC., a Delaware corporation (“Holdings”), MORTON’S OF CHICAGO, INC. (“Company”), CERTAIN SUBSIDIARIES OF HOLDINGS, as Guarantors, the lenders party thereto from time to time (together with their successors and assigns, the “Lenders”) and GOLDMAN SACHS BANK USA, as Administrative Agent, Collateral Agent and Lead Arranger;

WHEREAS, subject to the terms and conditions of the Credit Agreement, certain Grantors may enter into one or more Interest Rate Agreements with one or more Lender Counterparties;

WHEREAS, in consideration of the extensions of credit and other accommodations of Lenders and Lender Counterparties as set forth in the Credit Agreement and the Interest Rate Agreements, respectively, for which each Grantor will receive substantial direct and indirect benefits, each Grantor has agreed to secure such Grantor’s obligations under the Credit Documents and the Interest Rate Agreements as set forth herein; and

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor and the Collateral Agent agree as follows:

SECTION 1. DEFINITIONS.

1.1 General Definitions.

In this Agreement, the following terms shall have the following meanings:

“Account Debtor” shall mean each Person who is obligated on a Receivable or any Supporting Obligation related thereto.

“Accounts” shall mean all “accounts” as defined in Article 9 of the UCC.

“Additional Grantors” shall have the meaning assigned in Section 5.3.

“Agreement” shall have the meaning set forth in the preamble.

“Bankruptcy Code” shall mean Title 11 of the United States Code entitled “Bankruptcy”, as now and hereafter in effect, or any successor statute.

“Cash Proceeds” shall have the meaning assigned in Section 7.7.

“Chattel Paper” shall mean all “chattel paper” as defined in Article 9 of the UCC, including, without limitation, “electronic chattel paper” or “tangible chattel paper”, as each term is defined in Article 9 of the UCC.

“Collateral” shall have the meaning assigned in Section 2.1.

“Collateral Account” shall mean any account established by the Collateral Agent.

“Collateral Agent” shall have the meaning set forth in the preamble.

“Collateral Records” shall mean books, records, ledger cards, files, correspondence, customer lists, blueprints, technical specifications, manuals, computer software, computer printouts, tapes, disks and related data processing software and similar items that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon.

“Collateral Support” shall mean all property (real or personal) assigned, hypothecated or otherwise securing any Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.

“Commercial Tort Claims” shall mean all “commercial tort claims” as defined in Article 9 of the UCC, including, without limitation, all commercial tort claims listed on Schedule 4.8 (as such schedule may be amended or supplemented from time to time).

“Commodities Accounts” (i) shall mean all “commodity accounts” as defined in Article 9 of the UCC and (ii) shall include, without limitation, all of the accounts listed on Schedule 4.4 under the heading “Commodities Accounts” (as such schedule may be amended or supplemented from time to time).

“Company” shall have the meaning set forth in the recitals.

“Controlled Foreign Corporation” shall mean “controlled foreign corporation” as defined in the Tax Code.

“Copyright Licenses” shall mean any and all agreements providing for the granting of any right in or to Copyrights (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.7(B) (as such schedule may be amended or supplemented from time to time).

“Copyrights” shall mean all United States, and foreign copyrights (including Community designs), including but not limited to copyrights in software and databases, and all Mask Works (as defined under 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered, and, with respect to any and all of the foregoing: (i) all registrations and applications therefor including, without limitation, the registrations and applications referred to in Schedule 4.7(A) (as such schedule may be amended or supplemented from time to time), (ii) all extensions and renewals thereof, (iii) all rights corresponding thereto throughout the world, (iv) all rights to sue for past, present and future infringements thereof, and (v) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages and proceeds of suit.

“Credit Agreement” shall have the meaning set forth in the recitals.

“Deposit Accounts” (i) shall mean all “deposit accounts” as defined in Article 9 of the UCC and (ii) shall include, without limitation, all of the accounts listed on Schedule 4.4 under the heading “Deposit Accounts” (as such schedule may be amended or supplemented from time to time).

“Documents” shall mean all “documents” as defined in Article 9 of the UCC.

“Equipment” shall mean: (i) all “equipment” as defined in Article 9 of the UCC, (ii) all machinery, manufacturing equipment, data processing equipment, computers, office equipment, furnishings, furniture, appliances, fixtures and tools (in each case, regardless of whether characterized as equipment under the UCC) and (iii) all accessions or additions thereto, all parts thereof, whether or not at any time of determination incorporated or installed therein or attached thereto, and all replacements therefor, wherever located, now or hereafter existing, including any fixtures.

“General Intangibles” (i) shall mean all “general intangibles” as defined in Article 9 of the UCC, including “payment intangibles” also as defined in Article 9 of the UCC and (ii) shall include, without limitation, all interest rate or currency protection or hedging arrangements, all tax refunds, all licenses, permits, concessions and authorizations, all Pledged Agreements and all Intellectual Property (in each case, regardless of whether characterized as general intangibles under the UCC).

“Goods” (i) shall mean all “goods” as defined in Article 9 of the UCC and (ii) shall include, without limitation, all Inventory and Equipment (in each case, regardless of whether characterized as goods under the UCC).

“Grantors” shall have the meaning set forth in the preamble.

“Indemnitee” shall mean the Collateral Agent, and its and its Affiliates’ officers, partners, directors, trustees, employees, agents.

“Instruments” shall mean all “instruments” as defined in Article 9 of the UCC.

“Insurance” shall mean (i) all insurance policies covering any or all of the Collateral (regardless of whether the Collateral Agent is the loss payee thereof) and (ii) any key man life insurance policies.

“Intellectual Property” shall mean, collectively, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks, the Trademark Licenses, the Trade Secrets, and the Trade Secret Licenses.

“Inventory” shall mean (i) all “inventory” as defined in Article 9 of the UCC and (ii) all goods held for sale or lease or to be furnished under contracts of service or so leased or furnished, all raw materials, work in process, finished goods, and materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing, furnishing or production of such inventory or otherwise used or consumed in any Grantor’s business; and all goods which are returned to or repossessed by any Grantor, all computer programs embedded in any goods and all accessions thereto and products thereof (in each case, regardless of whether characterized as inventory under the UCC).

“Investment Accounts” shall mean the Collateral Account, Securities Accounts, Commodities Accounts and Deposit Accounts.

“Investment Related Property” shall mean: (i) all “investment property” (as such term is defined in Article 9 of the UCC) and (ii) all of the following (regardless of whether classified as investment property under the UCC): all Pledged Equity Interests, Pledged Debt, the Investment Accounts and certificates of deposit.

“Lender” shall have the meaning set forth in the recitals.

“Letter of Credit Right” shall mean “letter-of-credit right” as defined in Article 9 of the UCC.

“Money” shall mean “money” as defined in the UCC.

“Non-Assignable Contract” shall mean any agreement, contract or license to which any Grantor is a party that by its terms purports to restrict or prevent the assignment thereof or granting of a security interest therein (either by its terms or by any federal or state statutory prohibition or otherwise irrespective of whether such prohibition or restriction is enforceable under Section 9-406 through 409 of the UCC).

“Patent Licenses” shall mean all agreements providing for the granting of any right in or to Patents (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.7(D) (as such schedule may be amended or supplemented from time to time).

“Patents” shall mean all United States and foreign patents and certificates of invention, or similar industrial property rights, and applications for any of the foregoing, including, but not limited to: (i) each patent and patent application referred to in Schedule 4.7(C) hereto (as such schedule may be amended or supplemented from time to time), (ii) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof,

(iii) all rights corresponding thereto throughout the world, (iv) all inventions and improvements described therein, (v) all rights to sue for past, present and future infringements thereof, (vi) all licenses, claims, damages, and proceeds of suit arising therefrom, and (vii) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.

“Pledge Supplement” shall mean any supplement to this agreement in substantially the form of Exhibit A.

“Pledged Agreements” shall mean all agreements and contracts to which such Grantor is a party as of the date hereof, or to which such Grantor becomes a party after the date hereof, including, without limitation, each Material Contract, as each such agreement may be amended, amended and restated, supplemented and/or otherwise modified from time to time.

“Pledged Debt” shall mean all Indebtedness owed to such Grantor, including, without limitation, all Indebtedness described on Schedule 4.4(A) under the heading “Pledged Debt” (as such schedule may be amended or supplemented from time to time), issued by the obligors named therein, the instruments evidencing such Indebtedness, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Indebtedness.

“Pledged Equity Interests” shall mean all Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests.

“Pledged LLC Interests” shall mean all interests in any limited liability company including, without limitation, all limited liability company interests listed on Schedule 4.4(A) under the heading “Pledged LLC Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such limited liability company interests and any interest of such Grantor on the books and records of such limited liability company or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such limited liability company interests.

“Pledged Partnership Interests” shall mean all interests in any general partnership, limited partnership, limited liability partnership or other partnership including, without limitation, all partnership interests listed on Schedule 4.4(A) under the heading “Pledged Partnership Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such partnership interests and any interest of such Grantor on the books and records of such partnership or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such partnership interests.

“Pledged Stock” shall mean all shares of capital stock owned by such Grantor, including, without limitation, all shares of capital stock described on Schedule 4.4(A) under the heading “Pledged Stock” (as such schedule may be amended or supplemented from time to time), and the certificates, if any, representing such shares and any interest of such Grantor in the entries on the books of the issuer of such shares or on the books of any securities intermediary pertaining to such shares, and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.

“Pledged Trust Interests” shall mean all interests in a Delaware business trust or other trust including, without limitation, all trust interests listed on Schedule 4.4(A) under the heading “Pledged Trust Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such trust interests and any interest of such Grantor on the books and records of such trust or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such trust interests.

“Proceeds” shall mean: (i) all “proceeds” as defined in Article 9 of the UCC, (ii) payments or distributions made with respect to any Investment Related Property and (iii) whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

“Receivables” shall mean all rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, including, without limitation all such rights constituting or evidenced by any Account, Chattel Paper, Instrument, General Intangible or Investment Related Property, together with all of Grantor’s rights, if any, in any goods or other property giving rise to such right to payment and all Collateral Support and Supporting Obligations related thereto and all Receivables Records.

“Receivables Records” shall mean (i) all original copies of all documents, instruments or other writings or electronic records or other Records evidencing the Receivables, (ii) all books, correspondence, credit or other files, Records, ledger sheets or cards, invoices, and other papers relating to Receivables, including, without limitation, all tapes, cards, computer tapes, computer discs, computer runs, record keeping systems and other papers and documents relating to the Receivables, whether in the possession or under the control of Grantor or any computer bureau or agent from time to time acting for Grantor or otherwise, (iii) all evidences of the filing of financing statements and the registration of other instruments in connection with any security for the Receivables, and amendments, supplements or other modifications thereto, notices to other creditors or secured parties, and certificates, acknowledgments, or other writings, including, without limitation, lien search reports, from filing or other registration officers, (iv) all credit information, reports and memoranda relating thereto and (v) all other written or nonwritten forms of information related in any way to the foregoing or any Receivable.

“Record” shall have the meaning specified in Article 9 of the UCC.

“Secured Obligations” shall have the meaning assigned in Section 3.1.

“Secured Parties” shall mean the Agents, Lenders and the Lender Counterparties and shall include, without limitation, all former Agents, Lenders and Lender Counterparties to the extent that any Obligations owing to such Persons were incurred while such Persons were Agents, Lenders or Lender Counterparties and such Obligations have not been paid or satisfied in full.

“Securities” shall mean any stock, shares, partnership interests, voting trust certificates, options, warrants, bonds, debentures, notes, or other evidences of indebtedness or instruments commonly known as “securities”, secured or unsecured, convertible, subordinated or otherwise, or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

“Securities Accounts” (i) shall mean all “securities accounts” as defined in Article 8 of the UCC and (ii) shall include, without limitation, all of the accounts listed on Schedule 4.4(A) under the heading “Securities Accounts” (as such schedule may be amended or supplemented from time to time).

“Supporting Obligation” shall mean all “supporting obligations” as defined in Article 9 of the UCC.

“Tax Code” shall mean the United States Internal Revenue Code of 1986, as amended from time to time.

“Trademark Licenses” shall mean any and all agreements providing for the granting of any right in or to Trademarks (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.7(F) (as such schedule may be amended or supplemented from time to time).

“Trademarks” shall mean all United States, and foreign trademarks, trade names, corporate names, company names, business names, fictitious business names, Internet domain names, service marks, certification marks, collective marks, logos, other source or business identifiers, designs and general intangibles of a like nature, all registrations and applications for any of the foregoing including, but not limited to: (i) the registrations and applications referred to in Schedule 4.7(E) (as such schedule may be amended or supplemented from time to time), (ii) all extensions or renewals of any of the foregoing, (iii) all of the goodwill of the business connected with the use of and symbolized by the foregoing, (iv) the right to sue for past, present and future infringement or dilution of any of the foregoing or for any injury to goodwill, and (v) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.

“Trade Secret Licenses” shall mean any and all agreements providing for the granting of any right in or to Trade Secrets (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.7(G) (as such schedule may be amended or supplemented from time to time).

“Trade Secrets” shall mean all trade secrets and all other confidential or proprietary information and know-how whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating, or referring in any way to such Trade Secret, including but not limited to: (i) the right to sue for past, present and future misappropriation or other violation of any Trade Secret, and (ii) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.

“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York or, when the context implies, the Uniform Commercial Code as in effect from time to time in any other applicable jurisdiction.

“United States” shall mean the United States of America.

1.2 Definitions; Interpretation.

All capitalized terms used herein (including the preamble and recitals hereto) and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement or, if not defined therein, in the UCC. References to “Sections,” “Exhibits” and “Schedules” shall be to Sections, Exhibits and Schedules, as the case may be, of this Agreement unless otherwise specifically provided. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. The use herein of the word “include” or “including”, when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. If any conflict or inconsistency exists between this Agreement and the Credit Agreement, the Credit Agreement shall govern. All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.

SECTION 2. GRANT OF SECURITY.

2.1 Grant of Security.

Each Grantor hereby grants to the Collateral Agent, for the benefit of Secured Parties, a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under all personal property of such Grantor including, but not limited to the following, in each case whether now owned or existing or hereafter acquired or arising and wherever located (all of which being hereinafter collectively referred to as the “Collateral”):

(a) Accounts;

(b) Chattel Paper;

(c) Documents;

(d) General Intangibles;

(e) Goods;

(f) Instruments;

(g) Insurance;

(h) Intellectual Property;

(i) Investment Related Property;

(j) Letter of Credit Rights;

(k) Money;

(l) Receivables and Receivable Records;

(m) Commercial Tort Claims;

(n) to the extent not otherwise included above, all Collateral Records, Collateral Support and Supporting Obligations relating to any of the foregoing; and

(o) to the extent not otherwise included above, all Proceeds, products, accessions, rents and profits of or in respect of any of the foregoing.

2.2 Certain Limited Exclusions.

Notwithstanding anything herein to the contrary, in no event shall the Collateral include or the security interest granted under Section 2.1 hereof attach to any of the following: (collectively, the “Excluded Property”) (a) property to the extent that such grant of a security interest (i) is prohibited by any statute, law, rule, regulation, order or other requirement of a Governmental Authority, (ii) requires a consent not obtained of any Governmental Authority pursuant to such statute, law, rule, regulation, order or other requirement, or is prohibited by, constitutes a breach or default under, or results in the termination of, any contract, lease, license, agreement, instrument or other document evidencing or giving rise to such property or, in the case of any Investment Property, Pledged Stock or Pledged Debt, any applicable shareholder or similar agreement (other than to the extent such statute, law, rule, regulation, order or other requirement, or the term in such contract, lease, license, agreement, instrument or other document or shareholder or similar agreement providing for such prohibition, breach, default or termination is ineffective under applicable law; provided however that, the Collateral shall include and such security interest shall attach immediately to any applicable portion of the property described in this clause (a) at such time as the condition causing such prohibition, breach, default or termination shall be remedied and to the extent severable, shall attach immediately to any portion of such property to the extent that such attachment does not result in any of the consequences specified in clauses (i) and (ii) above, or (iii) would result in the invalidation thereof with respect to any intent-to-use Trademark application for which an amendment to allege use or statement of use has not been filed under 15 U.S.C. § 1051(d), respectively, or if filed, has not been deemed in conformance with 15 U.S.C. § 1051(a) or examined and accepted, respectively, by the United States Patent and Trademark Office, solely to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of any registration that issues from such intent-to-use application under applicable federal law, whereupon such applications shall be automatically subject to the Lien granted herein and deemed included in the Collateral, (b) any Excluded Account or (c) any of the outstanding Capital Stock of a Controlled Foreign Corporation in excess of 65% of the voting power of all classes of capital stock of such Controlled Foreign Corporation entitled to vote; provided that, immediately upon a change in applicable tax laws that would allow the pledge of a greater percentage of the voting power of capital stock in a Controlled Foreign Corporation without adverse tax consequences, the Collateral shall include, and the security interest granted by each Grantor shall attach to, such greater percentage of capital stock of each Controlled Foreign Corporation owned directly by a Grantor. Notwithstanding the foregoing, the Collateral shall include all Proceeds of any Excluded Property, unless such Proceeds separately constitute Excluded Property.

SECTION 3. SECURITY FOR OBLIGATIONS; GRANTORS REMAIN LIABLE.

3.1 Security for Obligations.

This Agreement secures, and the Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. §362(a) (and any successor provision thereof)), of all Obligations with respect to every Grantor (collectively, the “Secured Obligations”).

3.2 Continuing Liability Under Collateral.

Notwithstanding anything herein to the contrary, (a) each Grantor shall remain liable for all obligations with respect to the Collateral and nothing contained herein is intended or shall be a delegation of duties to the Collateral Agent or any Secured Party, (b) each Grantor shall remain liable under each of the agreements included in the Collateral, including, without limitation, any agreements relating to Pledged Equity Interests, to perform all of the obligations undertaken by it thereunder all in accordance with and pursuant to the terms and provisions thereof and neither the Collateral Agent nor any Secured Party shall have any obligation or liability under any of such agreements by reason of or arising out of this Agreement or any other document related thereto nor shall the Collateral Agent nor any Secured Party have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or have any obligation to take any action to collect or enforce any rights under any agreement included in the Collateral, including, without limitation, any agreements relating to Pledged Equity Interests, and (c) the exercise by the Collateral Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral.

SECTION 4. REPRESENTATIONS AND WARRANTIES AND COVENANTS.

4.1 Generally.

(a) Representations and Warranties. Each Grantor hereby represents and warrants, on the Closing Date and on each Credit Date, that:

(i) it owns the Collateral purported to be owned by it or otherwise has the rights it purports to have in each item of Collateral and, as to all Collateral whether now existing or hereafter acquired, will continue to own or have such rights in each item of the Collateral, in each case free and clear of any and all Liens, rights or claims of all other Persons, including, without limitation, liens arising as a result of such Grantor becoming bound (as a result of merger or otherwise) as debtor under a security agreement entered into by another Person other than Permitted Liens;

(ii) it has indicated on Schedule 4.1(A)(as such schedule may be amended or supplemented from time to time): (w) the type of organization of such Grantor, (x) the jurisdiction of organization of such Grantor, (y) its organizational identification number, if any, and (z) the jurisdiction where the chief executive office or its sole place of business is (or the principal residence if such Grantor is a natural person), and for the one-year period preceding the date hereof has been, located.

(iii) the full legal name of such Grantor is as set forth on Schedule 4.1(A) and it has not done in the last five (5) years, and does not do, business under any other name (including any trade-name or fictitious business name) except for those names set forth on Schedule 4.1(B) (as such schedule may be amended or supplemented from time to time);

(iv) except as provided on Schedule 4.1(C) (as such schedule may be amended or supplemented from time to time), it has not changed its name, jurisdiction of organization, chief executive office or sole place of business (or principal residence if such Grantor is a natural person) or its corporate structure in any way (e.g., by merger, consolidation, change in corporate form or otherwise) within the past five (5) years;

(v) it has not within the last five (5) years become bound (whether as a result of merger or otherwise) as debtor under a security agreement entered into by another Person, which has not heretofore been terminated other than the agreements identified on Schedule 4.1(D) hereof (as such schedule may be amended or supplemented from time to time);

(vi) with respect to each agreement identified on Schedule 4.1(D), it has indicated on Schedule 4.1(A) and Schedule 4.1(B) the information required pursuant to Section 4.1(a)(ii), (iii) and (iv) with respect to the debtor under each such agreement;

(vii) (u) upon the filing of all UCC financing statements naming each Grantor as “debtor” and the Collateral Agent as “secured party” and describing the Collateral in the filing offices set forth opposite such Grantor’s name on Schedule 4.1(E) hereof (as such schedule may be amended or supplemented from time to time) and other filings specified on a schedule hereto and delivered by each Grantor, (v) upon delivery to the Collateral Agent, and the Collateral Agent’s maintenance of possession of all Instruments, Chattel Paper and certificated Pledged Equity Interests and Pledged Debt, (w) upon sufficient identification of Commercial Tort Claims, (x) upon execution of a control agreement establishing the Collateral Agent’s “control” (within the meaning of Section 8-106, 9-106 or 9-104 of the UCC, as applicable) with respect to any Investment Account, (y) upon consent of the issuer with respect to Letter of Credit Rights, and (z) to the extent not subject to Article 9 of the UCC, upon recordation of the security interests granted hereunder in Patents, Trademarks and Copyrights in the applicable intellectual property registries, including but not limited to the United States Patent and Trademark Office and the United States Copyright Office, the security interests granted to the Collateral Agent hereunder constitute valid and perfected first priority Liens (subject in the case of priority only to Permitted Liens and to the rights of the United States government (including any agency or department thereof) with respect to United States government Receivables) on all of the Collateral;

(viii) all actions and consents, including all filings, notices, registrations and recordings necessary or desirable for the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement or the exercise of remedies in respect of the Collateral have been made or obtained;

(ix) other than the financing statements filed in favor of the Collateral Agent, no effective UCC financing statement, fixture filing or other instrument similar in effect under any applicable law covering all or any part of the Collateral is on file in any filing or recording office except for (x) financing statements for which proper termination statements have been delivered to the Collateral Agent for filing and (y) financing statements filed in connection with Permitted Liens;

(x) no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is required for either (i) the pledge or grant by any Grantor of the Liens purported to be created in favor of the Collateral Agent hereunder or (ii) the exercise by Collateral Agent of any rights or remedies in respect of any Collateral (whether specifically granted or created hereunder or created or provided for by applicable law), except (A) for the filings contemplated by clause (vii) above and (B) as may be required, in connection with the disposition of any Investment Related Property, by laws generally affecting the offering and sale of Securities;

(xi) all information supplied by any Grantor with respect to any of the Collateral (in each case taken as a whole with respect to any particular Collateral) is accurate and complete in all material respects;

(xii) none of the Collateral constitutes, or is the Proceeds of, “farm products” (as defined in the UCC);

(xiii) it does not own any “as extracted collateral” (as defined in the UCC) or any timber to be cut;

(xiv) Except as described on Schedule 4.1(D), such Grantor has not become bound as a debtor, either by contract or by operation of law, by a security agreement previously entered into by another Person; and

(xv) Such Grantor has been duly organized as an entity of the type as set forth opposite such Grantor’s name on Schedule 4.1(A) solely under the laws of the jurisdiction as set forth opposite such Grantor’s name on Schedule 4.1(A) and remains duly existing as such. Such Grantor has not filed any certificates of domestication, transfer or continuance in any other jurisdiction.

(b) Covenants and Agreements. Each Grantor hereby covenants and agrees that:

(i) except for the security interest created by this Agreement, it shall not create or suffer to exist any Lien upon or with respect to any of the Collateral, except Permitted Liens, and such Grantor shall defend the Collateral against all other Persons at any time claiming any interest therein;

(ii) it shall not produce, use or permit any Collateral to be used unlawfully or in material violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

(iii) it shall not change such Grantor’s name, identity, corporate structure (e.g., by merger, consolidation, change in corporate form or otherwise), sole place of business (or principal residence if such Grantor is a natural person), chief executive office, type of organization or jurisdiction of organization or establish any trade names unless it shall have (a) notified the Collateral Agent in writing, by executing and delivering to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, at least ten (10) days prior to any such change or establishment, identifying such new proposed name, identity, corporate structure, sole place of business (or principal residence if such Grantor is a natural person), chief executive office, jurisdiction of organization or trade name and providing such other information in connection therewith as the Collateral Agent may reasonably request and (b) taken all actions necessary or advisable to maintain the continuous validity, perfection and the same or better priority of the Collateral Agent’s security interest in the Collateral intended to be granted and agreed to hereby;

(iv) [INTENTIONALLY OMITTED];

(v) it shall pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent the validity thereof is being contested in good faith or the failure to pay such amounts would not reasonably be expected to have a Material Adverse Effect; provided, such Grantor shall in any event pay such taxes, assessments, charges, levies or claims not later than five (5) days prior to the date of any proposed sale under any judgment, writ or warrant of attachment entered or filed against such Grantor or any of the Collateral as a result of the failure to make such payment;

(vi) upon such Grantor or any officer of such Grantor obtaining knowledge thereof, it shall promptly notify the Collateral Agent in writing of any event that may have a Material Adverse Effect on the value of the Collateral or any portion thereof, the ability of any Grantor or the Collateral Agent to dispose of the Collateral or any portion thereof, or the rights and remedies of the Collateral Agent in relation thereto, including, without limitation, the levy of any legal process against the Collateral or any portion thereof;

(vii) it shall not take or permit any action which could impair in any material respect the Collateral Agent’s rights in the Collateral; and

(viii) it shall not sell, transfer or assign (by operation of law or otherwise) any Collateral except as otherwise in accordance with the Credit Agreement.

4.2 Equipment and Inventory.

(a) Representations and Warranties. Each Grantor represents and warrants, on the Closing Date and on each Credit Date, that:

(i) all of the Equipment and Inventory included in the Collateral is kept only at the locations specified in Schedule 4.2 (as such schedule may be amended or supplemented from time to time);

(ii) any Goods now or hereafter produced by any Grantor included in the Collateral have been and will be produced in compliance with the requirements of the Fair Labor Standards Act, as amended; and

(iii) none of the Inventory or Equipment is in the possession of an issuer of a negotiable document (as defined in Section 7-104 of the UCC) therefor or otherwise in the possession of a bailee or a warehouseman.

(b) Covenants and Agreements. Each Grantor covenants and agrees that:

(i) it shall keep the Equipment, Inventory and any Documents evidencing any Equipment and Inventory in the locations specified on Schedule 4.2 (as such schedule may be amended or supplemented from time to time) unless it shall have (a) notified the Collateral Agent in writing, by executing and delivering to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, at least thirty (30) days prior to any change in locations, identifying such new locations and providing such other information in connection therewith as the Collateral Agent may reasonably request and (b) taken all actions necessary or advisable to maintain the continuous validity, perfection and the same or better priority of the Collateral Agent’s security interest in the Collateral intended to be granted and agreed to hereby, or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder, with respect to such Equipment and Inventory;

(ii) it shall keep correct and accurate records of the Inventory, as is customarily maintained under similar circumstances by Persons of established reputation engaged in similar business, and in any event in conformity with GAAP;

(iii) it shall not deliver any Document evidencing any Equipment and Inventory to any Person other than the issuer of such Document to claim the Goods evidenced therefor or the Collateral Agent;

(iv) if any Equipment or Inventory is in possession or control of any third party, each Grantor shall join with the Collateral Agent in notifying the third party of the Collateral Agent’s security interest and using commercially reasonable efforts to obtain an acknowledgment from the third party that it is holding the Equipment and Inventory for the benefit of the Collateral Agent; and

(v) with respect to any item of Equipment having a value in excess of $50,000 which is covered by a certificate of title under a statute of any jurisdiction under the law of which indication of a security interest on such certificate is required as a condition of perfection thereof, it shall, upon the request of the Collateral Agent, (A) provide information with respect to any such Equipment, (B) execute and file with the registrar of motor vehicles or other appropriate authority in such jurisdiction an application or other document requesting the notation or other indication of the security interest created hereunder on such certificate of title, and (C) deliver to the Collateral Agent copies of all such applications or other documents filed during such calendar quarter and copies of all such certificates of title issued during such calendar quarter indicating the security interest created hereunder in the items of Equipment covered thereby.

4.3 Receivables.

(a) Representations and Warranties. Each Grantor represents and warrants, on the Closing Date and on each Credit Date, that:

(i) each Receivable (a) is and will be the legal, valid and binding obligation of the Account Debtor in respect thereof, representing an unsatisfied obligation of such Account Debtor, (b) is and will be enforceable in accordance with its terms, (c) is not and will not be subject to any setoffs, defenses, taxes, counterclaims (except as arise in the ordinary course of business in accordance with Grantor’s customary practices disclosed to the Collateral Agent) and (d) is and will be in compliance with all applicable laws, whether federal, state, local or foreign;

(ii) none of the Account Debtors in respect of any Receivable is the government of the United States, any agency or instrumentality thereof, any state or municipality or any foreign sovereign. No Receivable requires the consent of the Account Debtor in respect thereof in connection with the grant of the security interest hereunder, except any consent which has been obtained; and

(iii) no Receivable is evidenced by, or constitutes, an Instrument or Chattel Paper which has not been delivered to, or otherwise subjected to the control of, the Collateral Agent to the extent required by, and in accordance with Section 4.3(c).

(b) Covenants and Agreements: Each Grantor hereby covenants and agrees that:

(i) it shall keep and maintain at its own cost and expense satisfactory and complete records of the Receivables, including, but not limited to, the originals of all documentation with respect to all Receivables and records of all payments received and all credits granted on the Receivables, all merchandise returned and all other dealings therewith;

(ii) it shall mark conspicuously, in form and manner reasonably satisfactory to the Collateral Agent, all Chattel Paper and Instruments evidencing Receivables (other than any delivered to the Collateral Agent as provided herein), with an appropriate reference to the fact that the Collateral Agent has a security interest therein;

(iii) it shall perform in all material respects all of its obligations with respect to the Receivables;

(iv) it shall not amend, modify, terminate or waive any provision of any Receivable in any manner which could reasonably be expected to have a Material Adverse Effect on the value of its Receivables, taken as a whole, as Collateral. Other than in the ordinary course of business as generally conducted by it on and prior to the date hereof, and except as otherwise provided in subsection (v) below, following an Event of Default, such Grantor shall not (w) grant any extension or renewal of the time of payment of any Receivable, (x) compromise or settle any dispute, claim or legal proceeding with respect to any Receivable for less than the total unpaid balance thereof, (y) release, wholly or partially, any Person liable for the payment thereof, or (z) allow any credit or discount thereon;

(v) except as otherwise provided in this subsection, each Grantor shall continue to collect all amounts due or to become due to such Grantor under the Receivables and any Supporting Obligation and diligently exercise each material right it may have under any Receivable any Supporting Obligation or Collateral Support, in each case, at its own expense, and in its reasonable business judgment. Notwithstanding the foregoing, the Collateral Agent shall have the right, at any time following the occurrence and during the continuation of an Event of Default, to: (1) notify, or require any Grantor to notify, any Account Debtor of the Collateral Agent’s security interest in the Receivables and any Supporting Obligation and direct the Account Debtors under any Receivables to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Agent; (2) notify, or require any Grantor to notify, each Person maintaining a lockbox or similar arrangement to which Account Debtors under any Receivables have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to the Collateral Agent; and (3) enforce, at the expense of such Grantor, collection of any such Receivables and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. If the Collateral Agent notifies any Grantor that it has elected to collect the Receivables in accordance with the preceding sentence, any payments of Receivables received by such Grantor shall be forthwith (and in any event within two (2) Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Collateral Agent if required, in the Collateral Account maintained under the sole dominion and control of the Collateral Agent, and until so turned over, all amounts and proceeds (including checks and other instruments) received by such Grantor in respect of the Receivables, any Supporting Obligation or Collateral Support shall be received in trust for the benefit of the Collateral Agent hereunder and shall be segregated from other funds of such Grantor and such Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any Account Debtor or obligor thereof, or allow any credit or discount thereon; and

(vi) it shall use commercially reasonable efforts to keep in full force and effect any Supporting Obligation or Collateral Support relating to any Receivable.

(c) Delivery and Control of Receivables. With respect to any Receivables in an amount in excess of $50,000 or $150,000 in the aggregate that are evidenced by, or constitute, Chattel Paper or Instruments, each Grantor shall cause each originally executed copy thereof to be delivered to the Collateral Agent (or its agent or designee) appropriately indorsed to the Collateral Agent or indorsed in blank: (i) with respect to any such Receivables in existence on the date hereof, on or prior to the date hereof and (ii) with respect to any such Receivables hereafter arising, within ten (10) days of such Grantor acquiring rights therein. With respect to any Receivables which would constitute “electronic chattel paper” under Article 9 of the UCC, each Grantor shall take all steps necessary to give the Collateral Agent control over such Receivables (within the meaning of Section 9-105 of the UCC): (i) with respect to any such Receivables in existence on the date hereof, on or prior to the date hereof and (ii) with respect to any such Receivables hereafter arising, within ten (10) days of such Grantor acquiring rights therein. Any Receivable not otherwise required to be delivered or subjected to the control of the Collateral Agent in accordance with this subsection (c) shall be delivered or subjected to such control upon request of the Collateral Agent.

4.4 Investment Related Property.

4.4.1 Investment Related Property Generally

(a) Covenants and Agreements. Each Grantor hereby covenants and agrees that:

(i) in the event it acquires rights in any Investment Related Property after the date hereof, it shall deliver to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, reflecting such new Investment Related Property and all other Investment Related Property. Notwithstanding the foregoing, it is understood and agreed that the security interest of the Collateral Agent shall attach to all Investment Related Property immediately upon any Grantor’s acquisition of rights therein and shall not be affected by the failure of any Grantor to deliver a supplement to Schedule 4.4 as required hereby;

(ii) except as provided in the next sentence, in the event such Grantor receives any dividends, interest or distributions on any Investment Related Property, or any securities or other property upon the merger, consolidation, liquidation or dissolution of any issuer of any Investment Related Property, then (a) such dividends, interest or distributions and securities or other property shall be included in the definition of Collateral without further action and (b) such Grantor shall immediately take all steps, if any, necessary to ensure the validity, perfection, priority and, if applicable, control of the Collateral Agent over such Investment Related Property (including, without limitation, delivery thereof to the Collateral Agent) and pending any such action such Grantor shall be deemed to hold such dividends, interest, distributions, securities or other property in trust for the benefit of the Collateral Agent and shall segregate such dividends, distributions, Securities or other property from all other property of such Grantor. Notwithstanding the foregoing, so long as no Event of Default shall have occurred and be continuing, the Collateral Agent authorizes each Grantor to retain all ordinary cash dividends and distributions and all scheduled payments of interest paid in respect of the Investment Related Property; and

(iii) each Grantor consents to the grant by each other Grantor of a Security Interest in all Investment Related Property to the Collateral Agent.

(b) Delivery and Control.

(i) Each Grantor agrees that with respect to any Investment Related Property in which it currently has rights it shall comply with the provisions of this Section 4.4.1(b) on or before the Credit Date and with respect to any Investment Related Property hereafter acquired by such Grantor it shall comply with the provisions of this Section 4.4.1(b) promptly after acquiring rights therein (or as otherwise would comply with Section 5.10 of the Credit Agreement), in each case in form and substance satisfactory to the Collateral Agent. With respect to any Investment Related Property that is represented by a certificate or that is an “instrument” (other than any Investment Related Property credited to a Securities Account) it shall cause such certificate or instrument to be delivered to the Collateral Agent, indorsed in blank by an “effective indorsement” (as defined in Section 8-107 of the UCC), regardless of whether such certificate constitutes a “certificated security” for purposes of the UCC. With respect to any Investment Related Property that is an “uncertificated security” for purposes of the UCC (other than any “uncertificated securities” credited to a Securities Account), it shall cause the issuer of such uncertificated security to either (i) register the Collateral Agent as the registered owner thereof on the books and records of the issuer or (ii) execute an agreement substantially in the form of Exhibit B hereto, pursuant to which such issuer agrees to comply with the Collateral Agent’s instructions with respect to such uncertificated security without further consent by such Grantor.

(c) Voting and Distributions.

(i) Unless and until an Event of Default shall have occurred and be continuing and the Collateral Agent shall have notified the applicable Grantor in writing of the election to exercise the rights under clause (ii) below:

(1) except as otherwise provided under the covenants and agreements relating to Investment Related Property in this Agreement or elsewhere herein or in the Credit Agreement, each Grantor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Investment Related Property or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; provided, no Grantor shall exercise or refrain from exercising any such right if the Collateral Agent shall have notified such Grantor that, in the Collateral Agent’s reasonable judgment, such action would have a Material Adverse Effect on the value of the Investment Related Property or any part thereof; it being understood, however, that neither the voting by such Grantor of any Pledged Stock for, or such Grantor’s consent to, the election of directors (or similar governing body) at a regularly scheduled annual or other meeting of stockholders or with respect to incidental matters at any such meeting, nor such Grantor’s consent to or approval of any action otherwise permitted under this Agreement and the Credit Agreement, shall be deemed inconsistent with the terms of this Agreement or the Credit Agreement within the meaning of this Section 4.4.1(c)(i)(1); and

(2) the Collateral Agent shall promptly execute and deliver (or cause to be executed and delivered) to each Grantor all proxies, and other instruments as such Grantor may from time to time reasonably request for the purpose of enabling such Grantor to exercise the voting and other consensual rights when and to the extent which it is entitled to exercise pursuant to clause (1) above;

(3) Upon the occurrence and during the continuation of an Event of Default and after written notice from the Collateral Agent to the applicable Grantor that the Collateral Agent is exercising its rights under this clause:

(1) all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease and all such rights shall thereupon become vested in the Collateral Agent who shall thereupon have the sole right to exercise such voting and other consensual rights; and

(2) in order to permit the Collateral Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder: (1) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Collateral Agent all proxies, dividend payment orders and other instruments as the Collateral Agent may from time to time reasonably request and (2) each Grantor acknowledges that the Collateral Agent may utilize the power of attorney set forth in Section 6.1.

4.4.2 Pledged Equity Interests

(a) Representations and Warranties. Each Grantor hereby represents and warrants, on the Closing Date and on each Credit Date, that:

(i) Schedule 4.4(A) (as such schedule may be amended or supplemented from time to time) sets forth under the headings “Pledged Stock, “Pledged LLC Interests,” “Pledged Partnership Interests” and “Pledged Trust Interests,” respectively, all of the Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests owned by any Grantor and such Pledged Equity Interests constitute the percentage of issued and outstanding shares of stock, percentage of membership interests, percentage of partnership interests or percentage of beneficial interest of the respective issuers thereof indicated on such Schedule;

(ii) except as set forth on Schedule 4.4(B) (as such schedule may be amended or supplemented from time to time), it has not acquired any equity interests of another entity or substantially all the assets of another entity within the past five (5) years;

(iii) it is the record and beneficial owner of the Pledged Equity Interests free of all Liens, rights or claims of other Persons other than Permitted Liens and, except as set forth on Schedule 4.4(B), there are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any Pledged Equity Interests;

(iv) without limiting the generality of Section 4.1(a)(v), no consent of any Person including any other general or limited partner, any other member of a limited liability company, any other shareholder or any other trust beneficiary is necessary or desirable in connection with the creation, perfection or first priority status of the security interest of the Collateral Agent in any Pledged Equity Interests or the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement or the exercise of remedies in respect thereof, except for consents which have been obtained and are in full force and effect;

(v) none of the Pledged LLC Interests nor Pledged Partnership Interests are or represent interests in issuers that: (a) are registered as investment companies or (b) are dealt in or traded on securities exchanges or markets; and

(vi) except as otherwise set forth on Schedule 4.4(C) (as such schedule may be amended or supplemented from time to time), none of the Pledged LLC Interests and Pledged Partnership Interests are, or represent interests in issuers that have opted to be, treated as securities under the uniform commercial code of any jurisdiction.

(b) Covenants and Agreements. Each Grantor hereby covenants and agrees that:

(i) Except as otherwise expressly permitted under the Credit Agreement, without the prior written consent of the Collateral Agent, it shall not vote to enable or take any other action to: (a) amend or terminate any partnership agreement, limited liability company agreement, certificate of incorporation, by-laws or other organizational documents in any way that materially changes the rights of such Grantor with respect to any Investment Related Property or adversely affects the validity, perfection or priority of the Collateral Agent’s security interest, (b) permit any issuer of any Pledged Equity Interest to issue any additional stock, partnership interests, limited liability company interests or other equity interests of any nature or to issue securities convertible into or granting the right of purchase or exchange for any stock or other equity interest of any nature of such issuer, (c) permit any issuer of any Pledged Equity Interest to dispose of all or a material portion of their assets, (d) waive any default under or breach of any terms of organizational document relating to the issuer of any Pledged Equity Interest or the terms of any Pledged Debt or (e) cause any issuer of any Pledged Partnership Interests or Pledged LLC Interests which are not securities (for purposes of the UCC) on the date hereof to elect or otherwise take any action to cause such Pledged Partnership Interests or Pledged LLC Interests to be treated as securities for purposes of the UCC; provided, however, notwithstanding the foregoing, if any issuer of any Pledged Partnership Interests or Pledged LLC Interests takes any such action in violation of the foregoing in this clause (e), such Grantor shall promptly notify the Collateral Agent in writing of any such election or action and, in such event, shall take all steps necessary or advisable to establish the Collateral Agent’s “control” thereof;

(ii) it shall comply in all material respects with all of its obligations under any partnership agreement or limited liability company agreement relating to Pledged Partnership Interests or Pledged LLC Interests and shall enforce in all material respects all of its rights with respect to any Investment Related Property;

(iii) without the prior written consent of the Collateral Agent, it shall not permit any issuer of any Pledged Equity Interest to merge or consolidate other than as permitted under the Credit Agreement, unless (i) such issuer, if the surviving Person, creates a security interest that is perfected by a filed financing statement (that is not effective solely under section 9-508 of the UCC) in collateral in which such new debtor has or acquires rights, and (ii) all the outstanding capital stock or other equity interests of the surviving or resulting corporation, limited liability company, partnership or other entity that is held by a Grantor is, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding equity interests of any other constituent Grantor; provided that if the surviving or resulting entity upon any such merger or consolidation is a Controlled Foreign Corporation, then such Grantor shall only be required to pledge equity interests in accordance with Section 2.2; and

(iv) each Grantor consents to the grant by each other Grantor of a security interest in all Investment Related Property to the Collateral Agent and, without limiting the foregoing, consents to the transfer of any Pledged Partnership Interest and any Pledged LLC Interest to the Collateral Agent or its nominee following an Event of Default and to the substitution of the Collateral Agent or its nominee as a partner in any partnership or as a member in any limited liability company with all the rights and powers related thereto.

4.4.3 Pledged Debt

(a) Representations and Warranties. Each Grantor hereby represents and warrants, on the Closing Date and each Credit Date, that:

(i) Schedule 4.4 (as such schedule may be amended or supplemented from time to time) sets forth under the heading “Pledged Debt” all of the Pledged Debt owned by any Grantor and all of such Pledged Debt has been duly authorized, authenticated or issued, and delivered and is the legal, valid and binding obligation of the issuers thereof and is not in default and constitutes all of the issued and outstanding inter-company Indebtedness between the Grantors;

(b) Covenants and Agreements. Each Grantor hereby covenants and agrees that it shall notify the Collateral Agent of any default under any Pledged Debt that has caused, either in any individual case or in the aggregate, a Material Adverse Effect.

4.4.4 Investment Accounts

(a) Representations and Warranties. Each Grantor hereby represents and warrants, on the Closing Date and each Credit Date, that:

(i) Schedule 4.4 hereto (as such schedule may be amended or supplemented from time to time) sets forth under the headings “Securities Accounts” and “Commodities Accounts,” respectively, all of the Securities Accounts and Commodities Accounts in which each Grantor has an interest. Each Grantor is the sole entitlement holder of each such Securities Account and Commodity Account, and such Grantor has not consented to, and is not otherwise aware of, any Person (other than the Collateral Agent pursuant hereto) having “control” (within the meanings of Sections 8-106 and 9-106 of the UCC) over, or any other interest in, any such Securities Account or Commodity Account or securities or other property credited thereto;

(ii) Schedule 4.4 hereto (as such schedule may be amended or supplemented from time to time) sets forth under the headings “Deposit Accounts” all of the Deposit Accounts in which each Grantor has an interest. Each Grantor is the sole account holder of each such Deposit Account and such Grantor has not consented to, and is not otherwise aware of, any Person (other than the Collateral Agent pursuant hereto) having either sole dominion and control (within the meaning of common law) or “control” (within the meanings of Section 9-104 of the UCC) over, or any other interest in, any such Deposit Account or any money or other property deposited therein; and

(iii) Each Grantor has taken all actions necessary or desirable, including those specified in Section 4.4.4(c), to: (a) establish Collateral Agent’s “control” (within the meanings of Sections 8-106 and 9-106 of the

UCC) over any portion of the Investment Related Property constituting Certificated Securities, Uncertificated Securities, Securities Accounts, Securities Entitlements or Commodities Accounts (each as defined in the UCC); (b) establish the Collateral Agent’s “control” (within the meaning of Section 9-104 of the UCC) over all Deposit Accounts (other than the Excluded Accounts); and (c) deliver all Instruments to the Collateral Agent.

(b) Covenant and Agreement. Each Grantor hereby covenants and agrees with the Collateral Agent and each other Secured Party that (i) it shall not close or terminate any Investment Account without at least ten (10) days’ prior written notice to the Collateral Agent and (ii) it shall not establish any new Investment Account unless it gives the Collateral Agent at least ten (10) days’ prior written notice and a control agreement has been entered into by the appropriate Grantor, Collateral Agent and securities intermediary or depository institution at which such new account is to be maintained in accordance with the provisions of Section 4.4.4(c).

(c) Delivery and Control.

(i) With respect to any Investment Related Property consisting of Securities Accounts or Securities Entitlements, it shall cause the securities intermediary maintaining such Securities Account or Securities Entitlement to enter into an agreement reasonably acceptable in form and substance to the Collateral Agent pursuant to which it shall agree to comply with the Collateral Agent’s “entitlement orders” without further consent by such Grantor. With respect to any Investment Related Property that is a “Deposit Account” (other than Excluded Accounts) and is maintained in the United States, it shall cause the depositary institution maintaining such account to enter into an agreement reasonably acceptable to the Collateral Agent, pursuant to which the Collateral Agent shall have both sole dominion and control over such Deposit Account (within the meaning of the common law) and “control” (within the meaning of Section 9-104 of the UCC) over such Deposit Account. Each Grantor shall have entered into such control agreement or agreements with respect to: (i) any Securities Accounts, Securities Entitlements or Deposit Accounts (other than the Excluded Accounts) that exist on the Credit Date, as of or prior to the Credit Date and (ii) any Securities Accounts, Securities Entitlements or Deposit Accounts (other the Excluded Accounts) that are created or acquired after the Credit Date, as of or prior to the deposit or transfer of any such Securities Entitlements or funds, whether constituting moneys or investments, into such Securities Accounts or Deposit Accounts.

In addition to the foregoing, if any issuer of any Investment Related Property that is required to be pledged under the Credit Agreement and/or this Agreement and is located in a jurisdiction outside of the United States, each Grantor shall take such additional actions, including, without limitation, causing the issuer to register the pledge on its books and records or making such filings or recordings, in each case as may be necessary or advisable, under the laws of such issuer’s jurisdiction to insure the validity, perfection and priority of the security interest of the Collateral Agent.

Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right, without notice to any Grantor, to transfer all or any portion of the Investment Related Property to its name or the name of its nominee or agent and to exchange any certificates or instruments representing any Investment Related Property for certificates or instruments of smaller or larger denominations.

4.5 Material Contracts.

(a) Representations and Warranties. Each Grantor hereby represents and warrants, on the Closing Date and on each Credit Date, that:

(i) Schedule 4.5 (as such schedule may be amended or supplemented from time to time) sets forth all of the Material Contracts to which such Grantor has rights;

(ii) the Material Contracts, true and complete copies (including any amendments or supplements thereof) of which have been furnished to the Collateral Agent, have been duly authorized, executed and delivered by all parties thereto, are in full force and effect and are binding upon and enforceable against all parties thereto in accordance with their respective terms. There exists no default under any Material Contract by any Grantor, or to such Grantor’s knowledge, any other Person party thereto, and to such Grantor’s knowledge, no Person party thereto has any defenses, counterclaims or right of set-off with respect to any Material Contract; and

(iii) no Material Contract prohibits assignment or requires consent of or notice to any Person in connection with the assignment to the Collateral Agent hereunder, except such as has been given or made.

(b) Covenants and Agreements. Each Grantor hereby covenants and agrees that:

(i) in addition to any rights under the Section of this Agreement relating to Receivables, after the occurrence and during the continuance of an Event of Default, the Collateral Agent may at any time notify, or require any Grantor to so notify, the counterparty on any Material Contract of the security interest of the Collateral Agent therein and notify, or require any Grantor to notify, the counterparty to make all payments under the Material Contracts directly to the Collateral Agent;

(ii) each Grantor shall deliver promptly to the Collateral Agent a copy of each material demand, notice or document received by it relating in any way to any Material Contract;

(iii) each Grantor shall deliver promptly to the Collateral Agent, and in any event within ten (10) Business Days, after (1) any Material Contract of such Grantor is terminated or amended in a manner that could reasonably be expected to have a Material Adverse Effect or (2) any new Material Contract is entered into by such Grantor, a written statement describing such event, with copies of such material amendments or new contracts, delivered to the Collateral Agent (to the extent such delivery is permitted by the terms of any such Material Contract, provided, no prohibition on delivery shall be effective if it were bargained for by such Grantor with the intent of avoiding compliance with this Section 4.5(b)(iii)), and an explanation of any actions being taken with respect thereto;

(iv) it shall perform in all material respects all of its obligations with respect to the Material Contracts;

(v) it shall promptly and diligently exercise each material right (except the right of termination) it may have under any Material Contract, any Supporting Obligation or Collateral Support, in each case, at its own expense, and as it deems necessary or advisable in its reasonable business judgment;

(vi) it shall use commercially reasonable efforts to keep in full force and effect any Supporting Obligation or Collateral Support relating to any Material Contract; and

(vii) each Grantor shall, within thirty (30) days of the date hereof with respect to any Non-Assignable Contract in effect on the date hereof and within thirty (30) days after entering into any Non-Assignable Contract after the Closing Date, request in writing the consent of the counterparty or counterparties to the Non-Assignable Contract pursuant to the terms of such Non-Assignable Contract or applicable law to the assignment or granting of a security interest in such Non-Assignable Contract to Secured Party and use commercially reasonable efforts to obtain such consent as soon as practicable thereafter.

4.6 Letter of Credit Rights.

(a) Representations and Warranties. Each Grantor hereby represents and warrants, on the Closing Date and on each Credit Date, that:

(i) all material letters of credit to which such Grantor has rights are listed on Schedule 4.6 (as such schedule may be amended or supplemented from time to time) hereto; and

(ii) it has used commercially reasonable efforts to obtain the consent of each issuer of any letter of credit valued in excess of $50,000 to the assignment of such proceeds of the letter of credit to the Collateral Agent.

(b) Covenants and Agreements. Each Grantor hereby covenants and agrees that with respect to any material letter of credit hereafter arising it shall obtain the consent of the issuer thereof to the assignment of the proceeds of the letter of credit to the Collateral Agent and shall deliver to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto.

4.7 Intellectual Property.

(a) Representations and Warranties. Except as disclosed in Schedule 4.7(H) (as such schedule may be amended or supplemented from time to time), each Grantor hereby represents and warrants, on the Closing Date and on each Credit Date, that:

(i) Schedule 4.7 (as such schedule may be amended or supplemented from time to time) sets forth a true and complete list of (i) all United States, state and foreign registrations of and applications for Patents, Trademarks, and Copyrights owned by each Grantor and (ii) all Patent Licenses, Trademark Licenses, Trade Secret Licenses and Copyright Licenses material to the business of such Grantor;

(ii) it is the sole and exclusive owner of the entire right, title, and interest in and to all Intellectual Property listed on Schedule 4.7 (as such schedule may be amended or supplemented from time to time), and owns or has the valid right to use all other Intellectual Property used in and necessary to conduct its business, free and clear of all Liens, claims, encumbrances and licenses, except for Permitted Liens and the licenses set forth on Schedule 4.7(B), (D), (F) and (G) (as each may be amended or supplemented from time to time);

(iii) all Intellectual Property listed on Schedule 4.7 (as such schedule may be amended or supplemented from time to time) is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, and each Grantor has performed all acts and has paid all renewal, maintenance, and other fees and taxes required to maintain each and every registration and application of Copyrights, Patents and Trademarks that are material to the business of such Grantor is in full force and effect;

(iv) except as otherwise indicated on Schedule 4.7: (A) no holding, decision, or judgment has been rendered in any action or proceeding before any court or administrative authority ruling as invalid, or denying such Grantor’s right to register or such Grantor’s rights to own or use, any Intellectual Property material to its business; and (B) no such action or proceeding is pending or, to the best of such Grantor’s knowledge, threatened which would reasonably be expected to have a Material Adverse Effect;

(v) all registrations and applications for Copyrights, Patents and Trademarks are standing in the name of each Grantor, and none of the Trademarks, Patents, Copyrights or Trade Secrets has been licensed by any Grantor to any Affiliate or third party, except as disclosed in Schedule 4.7(B), (D), (F), or (G) (as each may be amended or supplemented from time to time);

(vi) to the extent necessary to maintain any Intellectual Property material to the business of a Grantor as subsisting and in force and effect, each Grantor has been using appropriate statutory notice of registration in connection with its use of registered Trademarks, proper marking practices in connection with the use of Patents, and appropriate notice of copyright in connection with the publication of Copyrights material to the business of such Grantor;

(vii) each Grantor uses adequate standards of quality in the manufacture, distribution, and sale of all products sold and in the provision of all services rendered under or in connection with all Trademark Collateral and has taken all action necessary to insure that all licensees of the Trademark Collateral owned by such Grantor use such adequate standards of quality, except to the extent the failure to do so could not reasonably be expected to have a Material Adverse Effect;

(viii) to such Grantor’s knowledge, the conduct of such Grantor’s business does not infringe upon or otherwise violate any trademark, patent, copyright, trade secret or other intellectual property right owned or controlled by a third party; and no claim has been made that the use of any Intellectual Property owned or used by Grantor (or any of its respective licensees) violates the asserted rights of any third party;

(ix) to the best of each Grantor’s knowledge, no third party is infringing upon or otherwise violating any rights in any Intellectual Property owned or used by such Grantor, or any of its respective licensees;

(x) no settlement or consents, covenants not to sue, nonassertion assurances, or releases have been entered into by Grantor or are binding on such Grantor that adversely affect Grantor’s rights to own or use any Intellectual Property in any manner that could reasonably be expected to have a Material Adverse Effect; and

(xi) no Grantor has made a prior agreement for the pledge, encumbrance or collateral assignment of any of the Intellectual Property that has not been terminated or released. There is no effective financing statement or other document or instrument now executed, or on file or recorded in any public office, granting a security interest in or otherwise encumbering any part of the Intellectual Property, other than in favor of the Collateral Agent.

(b) Covenants and Agreements. Each Grantor hereby covenants and agrees as follows:

(i) it shall not do any act or omit to do any act whereby any of the Intellectual Property which is material to the business of Grantor may lapse, or become abandoned, dedicated to the public, or unenforceable, or which would adversely affect the validity, grant, or enforceability of the security interest granted therein;

(ii) it shall not, with respect to any Trademarks which are material to the business of any Grantor, cease the use of any of such Trademarks or fail to maintain the level of the quality of products sold and services rendered under any of such Trademark at a level at least substantially consistent with the quality of such products and services as of the date hereof, and each Grantor shall take all steps necessary to insure that licensees of such Trademarks use such consistent standards of quality;

(iii) [INTENTIONALLY OMITTED];

(iv) it shall promptly notify the Collateral Agent if it knows or has reason to know that any item of the Intellectual Property that is material to the business of any Grantor may become (a) abandoned or dedicated to the public or placed in the public domain, (b) invalid or unenforceable, or (c) subject to any adverse determination or development (including the institution of proceedings) in any action or proceeding in the United States Patent and Trademark Office, the United States Copyright Office, any state registry, any foreign counterpart of the foregoing, or any court;

(v) it shall take all commercially reasonable steps in the United States Patent and Trademark Office, the United States Copyright Office, any state registry or any foreign counterpart of the foregoing, that it deems necessary or appropriate in its reasonable business judgment to pursue any application and maintain any registration of each Trademark, Patent, and Copyright owned by any Grantor and material to its business which is now or shall become included in the Intellectual Property including, but not limited to, those items on Schedule 4.7(A), (C) and (E) (as each may be amended or supplemented from time to time);

(vi) in the event that any Intellectual Property that is material to the business of any Grantor that is owned by or exclusively licensed to any

Grantor is infringed, misappropriated, or diluted by a third party, such Grantor shall promptly take all commercially reasonable measures that it deems necessary or appropriate in its reasonable business judgment, whether by action, suit, proceeding or otherwise, including but not limited to, the initiation of a suit for injunctive relief and to recover damages, to prevent the infringement or other violation of any of such Grantor’s rights in such Intellectual Property by others, and for that purpose agrees to use commercially reasonable efforts to diligently maintain any action, suit or proceeding against any Person so infringing as it deems necessary or appropriate in its reasonable business judgment to prevent such infringement or violation;

(vii) In connection with each Collateral verification delivered pursuant to Section 5.1(m) of the Credit Agreement, report to the Collateral Agent (i) the filing of any application to register any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office, or any state registry or foreign counterpart of the foregoing (whether such application is filed by such Grantor or through any agent, employee, licensee, or designee thereof) and (ii) the registration of any Intellectual Property by any such office, in each case by executing and delivering to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto;

(viii) it shall, promptly upon the reasonable request of the Collateral Agent, execute and deliver to the Collateral Agent any document required to acknowledge, confirm, register, record, or perfect the Collateral Agent’s interest in any part of the Intellectual Property, whether now owned or hereafter acquired;

(ix) except with the prior consent of the Collateral Agent or as permitted under the Credit Agreement, each Grantor shall not execute, and there will not be on file in any public office, any financing statement or other document or instruments, except financing statements or other documents or instruments filed or to be filed in favor of the Collateral Agent and except for Permitted Liens, each Grantor shall not sell, assign, transfer, license, grant any option, or create or suffer to exist any Lien upon or with respect to the Intellectual Property, except for the Lien created by and under this Agreement and the other Credit Documents and Permitted Liens;

(x) it shall hereafter use commercially reasonable efforts so as not to permit the inclusion in any contract to which it hereafter becomes a party of any provision that could materially impair or prevent the creation of a security interest in, or the assignment of, such Grantor’s rights and interests in any property included within the definitions of any Intellectual Property acquired under such contracts upon the enforcement of the Collateral Agent’s security interest;

(xi) it shall take all steps reasonably necessary, as determined in its reasonable business judgment, to protect the secrecy of all material Trade Secrets owned by it;

(xii) it shall continue to collect, at its own expense and in accordance with its customary practices, all amounts due or to become due to such Grantor in respect of the Intellectual Property or any portion thereof. At any time that an Event of Default has occurred and is continuing, the Collateral Agent shall have the right to notify, or require any Grantor to notify, any obligors with respect to any such amounts of the existence of the security interest created hereby.

4.8 Commercial Tort Claims.

(a) Representations and Warranties. Each Grantor hereby represents and warrants, on the Closing Date and on each Credit Date, that Schedule 4.8 (as such schedule may be amended or supplemented from time to time) sets forth all Commercial Tort Claims of each Grantor; and

(b) Covenants and Agreements. Each Grantor hereby covenants and agrees that with respect to any Commercial Tort Claim hereafter arising it shall deliver to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, identifying such new Commercial Tort Claims.

SECTION 5. ACCESS; RIGHT OF INSPECTION AND FURTHER ASSURANCES; ADDITIONAL GRANTORS.

5.1 Access; Right of Inspection.

The Collateral Agent shall at all times have full and free access during normal business hours and upon reasonable advance notice to all the books, correspondence and records of each Grantor, and the Collateral Agent and its representatives may examine the same, take extracts therefrom and make photocopies thereof, and each Grantor agrees to render to the Collateral Agent, at such Grantor’s cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Collateral Agent and its representatives shall at all times also have the right to enter any premises of each Grantor during normal business hours and upon reasonable advance notice and inspect any property of each Grantor where any of the Collateral of such Grantor granted pursuant to this Agreement is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.

5.2 Further Assurances.

(a) Each Grantor agrees that from time to time, at the expense of such Grantor, that it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Collateral Agent may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor shall:

(i) file such financing or continuation statements, or amendments thereto, and execute and deliver such other agreements, instruments, endorsements, powers of attorney or notices, as may be necessary and as the Collateral Agent may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby;

(ii) take all actions necessary to ensure the recordation of appropriate evidence of the liens and security interest granted hereunder in the Intellectual Property with any intellectual property registry in which said Intellectual Property is registered or in which an application for registration is pending including, without limitation, the United States Patent and Trademark Office, the United States Copyright Office, the various Secretaries of State, and the foreign counterparts on any of the foregoing; and

(iii) at the Collateral Agent’s request, appear in and defend any action or proceeding that may affect such Grantor’s title to or the Collateral Agent’s security interest in all or any part of the Collateral.

(b) Each Grantor hereby authorizes the Collateral Agent to file a Record or Records, including, without limitation, financing or continuation statements, and amendments thereto, in any jurisdictions and with any filing offices as the Collateral Agent may determine, in its sole discretion, are necessary or advisable to perfect the security interest granted to the Collateral Agent herein. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Collateral Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to the Collateral Agent herein, including, without limitation, describing such property as “all assets” or “all personal property, whether now owned or hereafter acquired.” Each Grantor shall furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

(c) Each Grantor hereby authorizes the Collateral Agent to modify this Agreement after obtaining such Grantor’s approval of or signature to such modification by amending Schedule 4.7 (as such schedule may be amended or supplemented from time to time) to include reference to any right, title or interest in any existing Intellectual Property or any Intellectual Property acquired or developed by any Grantor after the execution hereof or to delete any reference to any right, title or interest in any Intellectual Property in which any Grantor no longer has or claims any right, title or interest.

5.3 Additional Grantors.

From time to time subsequent to the date hereof, additional Persons may become parties hereto as additional Grantors (each, an “Additional Grantor”), by executing a Counterpart Agreement. Upon delivery of any such Counterpart Agreement to the Collateral Agent, notice of which is hereby waived by Grantors, each Additional Grantor shall be a Grantor and shall be as fully a party hereto as if Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Collateral Agent not to cause any Subsidiary of Company to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

SECTION 6. COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT.

6.1 Power of Attorney.

Each Grantor hereby irrevocably appoints the Collateral Agent (such appointment being coupled with an interest) as such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, the Collateral Agent or otherwise, from time to time in the Collateral Agent’s discretion to take any action and to execute any instrument that the Collateral Agent may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, the following:

(a) upon the occurrence and during the continuance of any Event of Default, to obtain and adjust insurance required to be maintained by such Grantor or paid to the Collateral Agent pursuant to the Credit Agreement;

(b) upon the occurrence and during the continuance of any Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(c) upon the occurrence and during the continuance of any Event of Default, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (b) above;

(d) upon the occurrence and during the continuance of any Event of Default, to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral;

(e) to prepare and file any UCC financing statements against such Grantor as debtor;

(f) to prepare, sign, and file for recordation in any intellectual property registry, appropriate evidence of the lien and security interest granted herein in the Intellectual Property in the name of such Grantor as debtor;

(g) to take or cause to be taken all actions necessary to perform or comply or cause performance or compliance with the terms of this Agreement, including, without limitation, access to pay or discharge taxes or Liens (other than Permitted Liens) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Collateral Agent in its sole discretion, any such payments made by the Collateral Agent to become obligations of such Grantor to the Collateral Agent, due and payable immediately without demand; and

(h) upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Collateral Agent’s option and such Grantor’s expense, at any time or from time to time, all acts and things that the Collateral Agent deems reasonably necessary to protect, preserve or realize upon the Collateral and the Collateral Agent’s security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

6.2 No Duty on the Part of Collateral Agent or Secured Parties.

The powers conferred on the Collateral Agent hereunder are solely to protect the interests of the Secured Parties in the Collateral and shall not impose any duty upon the Collateral Agent or any Secured Party to exercise any such powers. The Collateral Agent and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct. The foregoing powers of attorney under this Section 6 being coupled with an interest, are irrevocable until the security interest granted to the Collateral Agent hereby shall have terminated in accordance with the terms hereof.

SECTION 7. REMEDIES.

7.1 Generally.

(a) If any Event of Default shall have occurred and be continuing, the Collateral Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it at law or in equity, all the rights and remedies of the Collateral Agent on default under the UCC (whether or not the UCC applies to the affected Collateral) to collect, enforce or satisfy any Secured Obligations then owing, whether by acceleration or otherwise, and also may pursue any of the following separately, successively or simultaneously:

(i) require any Grantor to, and each Grantor hereby agrees that it shall at its expense and promptly upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent that is reasonably convenient to both parties;

(ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process;

(iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Collateral Agent deems appropriate; and

(iv) without notice except as specified below or under the UCC, sell, assign, lease, license (on an exclusive or nonexclusive basis) or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable.

(b) The Collateral Agent or any Secured Party may be the purchaser of any or all of the Collateral at any public or private (to the extent to the portion of the Collateral being privately sold is of a kind that is customarily sold on a recognized market or the subject of widely distributed standard price quotations) sale in accordance with the UCC and the Collateral Agent, as collateral agent for and representative of the Secured Parties, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale made in accordance with the UCC, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Collateral Agent at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral

Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor agrees that it would not be commercially unreasonable for the Collateral Agent to dispose of the Collateral or any portion thereof by using Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets. Each Grantor hereby waives any claims against the Collateral Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale conducted in a commercially reasonable manner was less than the price which might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantors shall be liable for the deficiency and the fees of any attorneys employed by the Collateral Agent to collect such deficiency. Each Grantor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Collateral Agent, that the Collateral Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities. Nothing in this Section shall in any way alter the rights of the Collateral Agent hereunder.

(c) The Collateral Agent may sell the Collateral without giving any warranties as to the Collateral. The Collateral Agent may specifically disclaim or modify any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(d) The Collateral Agent shall have no obligation to marshal any of the Collateral.

7.2 Application of Proceeds.

Except as expressly provided elsewhere in this Agreement, all proceeds received by the Collateral Agent in respect of any sale, any collection from, or other realization upon all or any part of the Collateral shall be applied in full or in part by the Collateral Agent against the Secured Obligations as set forth in Section 2.15(h) of the Credit Agreement.

7.3 Sales on Credit.

If Collateral Agent sells any of the Collateral upon credit, Grantor will be credited only with payments actually made by purchaser and received by Collateral Agent and applied to indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, Collateral Agent may resell the Collateral and Grantor shall be credited with proceeds of the sale.

7.4 Deposit Accounts.

If any Event of Default shall have occurred and be continuing, the Collateral Agent may apply the balance from any Deposit Account or instruct the bank at which any Deposit Account (other than an Excluded Account) is maintained to pay the balance of any Deposit Account (other than an Excluded Account) to or for the benefit of the Collateral Agent.

7.5 Investment Related Property.

Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Investment Related Property conducted without prior registration or qualification of such Investment Related Property under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Investment Related Property for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private sale may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, each Grantor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Investment Related Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. If the Collateral Agent determines to exercise its right to sell any or all of the Investment Related Property, upon written request, each Grantor shall and shall cause each issuer of any Pledged Stock to be sold hereunder, each partnership and each limited liability company from time to time to furnish to the Collateral Agent all such information as the Collateral Agent may request in order to determine the number and nature of interest, shares or other instruments included in the Investment Related Property which may be sold by the Collateral Agent in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

7.6 Intellectual Property.

(a) Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuation of an Event of Default:

(i) the Collateral Agent shall have the right (but not the obligation) to bring suit or otherwise commence any action or proceeding in the name of any Grantor, the Collateral Agent or otherwise, in the Collateral Agent’s sole discretion, to enforce any Intellectual Property, in which event such Grantor shall, at the request of the Collateral Agent, do any and all lawful acts and execute any and all documents required by the Collateral Agent in aid of such enforcement and such Grantor shall promptly, upon demand, reimburse and indemnify the Collateral Agent as provided in Section 10 hereof in connection with the exercise of its rights under this Section;

(ii) upon written demand from the Collateral Agent, each Grantor shall grant, assign, convey or otherwise transfer to the Collateral Agent or such Collateral Agent’s designee all of such Grantor’s right, title and interest in and to the Intellectual Property and shall execute and deliver to the Collateral Agent such documents as are necessary or appropriate to carry out the intent and purposes of this Agreement;

(iii) each Grantor agrees that such an assignment and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that the Collateral Agent (or any Secured Party) receives cash proceeds in respect of the sale of, or other realization upon, the Intellectual Property; and

(iv) the Collateral Agent shall have the right to notify, or require each Grantor to notify, any obligors with respect to amounts due or to become due to such Grantor in respect of the Intellectual Property, of the existence of the security interest created herein, to direct such obligors to make payment of all such amounts directly to the Collateral Agent, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done;

(1) all amounts and proceeds (including checks and other instruments) received by Grantor in respect of amounts due to such Grantor in respect of the Collateral or any portion thereof shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to the Collateral Agent in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 7.7 hereof; and

(2) Grantor shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon.

(b) If (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing, (ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment or other transfer to the Collateral Agent of any rights, title and interests in and to the Intellectual Property shall have been previously made and shall have become absolute and effective, and (iv) the Secured Obligations shall not have become immediately due and payable, upon the written request of any Grantor, the Collateral Agent shall promptly execute and deliver to such Grantor, at such Grantor’s sole cost and expense, such assignments or other transfer as may be necessary to reassign to such Grantor any such rights, title and interests as may have been assigned to the Collateral Agent as aforesaid, subject to any disposition thereof that may have been made by the Collateral Agent; provided, after giving effect to such reassignment, the Collateral Agent’s security interest granted pursuant hereto, as well as all other rights and remedies of the Collateral Agent granted hereunder, shall continue to be in full force and effect; and provided further, the rights, title and interests so reassigned shall be free and clear of any other Liens granted by or on behalf of the Collateral Agent and the Secured Parties.

(c) Solely for the purpose of enabling the Collateral Agent to exercise rights and remedies under this Section 7 and at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent, to the extent it has the right to do so, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor), subject, in the case of Trademarks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of said Trademarks, to use, operate under, license, or sublicense any Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located.

7.7 Cash Proceeds.

In addition to the rights of the Collateral Agent specified in Section 4.3 with respect to payments of Receivables, all proceeds of any Collateral received by any Grantor when an Event of Default has occurred and is continuing and consisting of cash, checks and other non-cash items (collectively, “Cash Proceeds”) shall be held by such Grantor in trust for the Collateral Agent, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, unless otherwise provided pursuant to Section 4.4.1(a)(ii), be turned over to the Collateral Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Collateral Agent, if required) and held by the Collateral Agent in the Collateral Account. Any Cash Proceeds received by the Collateral Agent (whether from a Grantor or otherwise) if an Event of Default shall have occurred and be continuing, may, in the sole discretion of the Collateral Agent, (A) be held by the Collateral Agent for the ratable benefit of the Secured Parties, as collateral security for the Secured Obligations (whether matured or unmatured) and/or (B) if the Secured Obligations shall have been declared immediately due and payable, then or at any time thereafter may be applied by the Collateral Agent against the Secured Obligations then due and owing.

SECTION 8. COLLATERAL AGENT.

The Collateral Agent has been appointed to act as Collateral Agent hereunder by Lenders and, by their acceptance of the benefits hereof, the other Secured Parties. The Collateral Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement; provided, the Collateral Agent shall, after payment in full of all Obligations under the Credit Agreement and the other Credit Documents, exercise, or refrain from exercising, any remedies provided for herein in accordance with the instructions of the holders of a majority of the aggregate notional amount (or, with respect to any Interest Rate Agreement that has been terminated in accordance with its terms, the amount then due and payable (exclusive of expenses and similar payments but including any early termination payments then due) under such Interest Rate Agreement) under all Interest Rate Agreements. In furtherance of the foregoing provisions of this Section, each Secured Party, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Secured Party that all rights and remedies hereunder may be exercised solely by the Collateral Agent for the benefit of Secured Parties in accordance with the terms of this Section. Collateral Agent may resign in the manner set forth in Section 9.1 of the Credit Agreement.

SECTION 9. CONTINUING SECURITY INTEREST; TRANSFER OF LOANS.

This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the payment in full of all Secured Obligations, and the cancellation or termination of the Commitments, be binding upon each Grantor, its successors and assigns, and inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and its successors, transferees and assigns. Without limiting the generality of the foregoing, but subject to the terms of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the payment in full of all Secured Obligations (other than with respect to contingent rights to indemnification for which no claims are pending) and the cancellation or termination of the Commitments, the security interest granted hereby shall automatically terminate hereunder and of record and all rights to the Collateral shall revert to Grantors. Upon any such termination the Collateral Agent shall, at Grantors’ expense, execute and deliver to Grantors or otherwise authorize the filing of such documents as Grantors shall reasonably request, including financing statement amendments to evidence such termination. Upon any disposition of property permitted by the Credit Agreement, the Liens granted herein shall be deemed to be automatically released and such property shall automatically revert to the applicable Grantor with no further action on the part of any Person. The Collateral Agent shall, at Grantor’s expense, execute and deliver or otherwise authorize the filing of such documents as Grantors shall reasonably request, in form and substance reasonably satisfactory to the Collateral Agent, including financing statement amendments to evidence such release.

SECTION 10. STANDARD OF CARE; COLLATERAL AGENT MAY PERFORM.

The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property. Neither the Collateral Agent nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or otherwise. If any Grantor fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by each Grantor under Section 10.2 of the Credit Agreement.

SECTION 11. MISCELLANEOUS.

Any notice required or permitted to be given under this Agreement shall be given in accordance with Section 10.1 of the Credit Agreement. No failure or delay on the part of the Collateral Agent in the exercise of any power, right or privilege hereunder or under any other Credit Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement and the other Credit Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists. This Agreement shall be binding upon and inure to the benefit of the Collateral Agent and Grantors and their respective successors and assigns. No Grantor shall, without the prior written consent of the Collateral Agent given in accordance with the Credit Agreement, assign any right, duty or obligation hereunder. This Agreement and the other Credit Documents embody the entire agreement and understanding between Grantors and the Collateral Agent and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Credit Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of an original manually executed counterpart of this Agreement.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATION LAWS).

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each Grantor and the Collateral Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

GRANTORS:	Morton’s Restaurant Group, Inc.,
a Delaware corporation

Morton’s of Chicago, Inc.,
an Illinois corporation

Arnie Morton’s of Chicago/Burbank LLC,
a Delaware limited liability company

Arnie Morton’s of Chicago/Figueroa LLC,
a Delaware limited liability company

Arnie Morton’s of Chicago/Woodland Hills, LLC,
a Delaware limited liability company

Bertolini’s Restaurants, Inc.,
a Delaware corporation

Bertolini’s of Las Vegas, Inc.,
a Delaware corporation

Italian Restaurants Holding Corp.,
a Delaware corporation

MOCGC Corp.,
a Virginia corporation

Morton’s Mexico Holding (USA), LLC,
a Delaware limited liability company

Morton’s of Chicago Florida Holding, Inc.,
a Delaware corporation

Morton’s of Chicago Holding, Inc.,
a Delaware corporation

Morton’s of Chicago Maryland Holding, Inc.,
a Delaware corporation

Morton’s of Chicago/Anaheim, LLC,
a Delaware limited liability company

[SIGNATURE PAGE TO PLEDGE AND SECURITY AGREEMENT]

Morton’s of Chicago/Atlanta, Inc., an Illinois corporation

Morton’s of Chicago/Atlantic City, LLC, a Delaware limited liability company

Morton’s of Chicago/Baltimore LLC, a Delaware limited liability company

Morton’s of Chicago/Bethesda LLC, a Delaware limited liability company

Morton’s of Chicago/Boca Raton LLC, a Delaware limited liability company

Morton’s of Chicago/Boston LLC, a Delaware limited liability company

Morton’s of Chicago/Boston Seaport, LLC, a Delaware limited liability company

Morton’s of Chicago/Brooklyn, LLC, a Delaware limited liability company

Morton’s of Chicago/Buckhead, Inc., a Delaware corporation

Morton’s of Chicago/Capitol Mall, LLC, a Delaware limited liability company

Morton’s of Chicago/Carew Tower, LLC, a Delaware limited liability company

Morton’s of Chicago/Charlotte LLC, a Delaware limited liability company

Morton’s of Chicago/Chicago, Inc., a Delaware corporation

Morton’s of Chicago/Clayton, Inc., a Delaware corporation

Morton’s of Chicago/Cleveland, Inc., an Illinois corporation

[SIGNATURE PAGE TO PLEDGE AND SECURITY AGREEMENT]

Morton’s of Chicago/Coral Gables, LLC, a Delaware limited liability company

Morton’s of Chicago/Crystal City LLC, a Delaware limited liability company

Morton’s of Chicago/Dallas Crescent, LLC, a Delaware limited liability company

Morton’s of Chicago/Dallas, Inc., an Illinois corporation

Morton’s of Chicago/Denver Crescent Town Center, LLC, a Delaware limited liability company

Morton’s of Chicago/Denver, Inc., an Illinois corporation

Morton’s of Chicago/Fifth Avenue, Inc., a Delaware corporation

Morton’s of Chicago/Flamingo Road Corp., a Delaware corporation

Morton’s of Chicago/Fort Lauderdale, LLC, a Delaware limited liability company

Morton’s of Chicago/Great Neck LLC, a Delaware limited liability company

Morton’s of Chicago/Hackensack LLC, a Delaware limited liability company

Morton’s of Chicago/Hartford LLC, a Delaware limited liability company

Morton’s of Chicago/Honolulu LLC, a Delaware limited liability company

Morton’s of Chicago/Houston, Inc., a Delaware corporation

Morton’s of Chicago/Indianapolis LLC, a Delaware limited liability company

[SIGNATURE PAGE TO PLEDGE AND SECURITY AGREEMENT]

Morton’s of Chicago/Indian Wells, LLC, a Delaware limited liability company

Morton’s of Chicago/Jacksonville LLC, a Delaware limited liability company

Morton’s of Chicago/King of Prussia LLC, a Delaware limited liability company

Morton’s of Chicago/Louisville LLC, a Delaware limited liability company

Morton’s of Chicago/McKinney, LLC, a Delaware limited liability company

Morton’s of Chicago/Miami Beach, LLC, a Delaware limited liability company

Morton’s of Chicago/Miami LLC, a Delaware limited liability company

Morton’s of Chicago/Naperville, LLC, a Delaware limited liability company

Morton’s of Chicago/Nashville, Inc., a Delaware corporation

Morton’s of Chicago/New Orleans LLC, a Delaware limited liability company

Morton’s of Chicago/North Miami Beach, LLC, a Delaware limited liability company

Morton’s of Chicago/Northbrook, LLC, a Delaware limited liability company

Morton’s of Chicago/Orlando LLC, a Delaware limited liability company

Morton’s of Chicago/Palm Beach LLC, a Delaware limited liability company

Morton’s of Chicago/Palm Desert, Inc., a Delaware corporation

[SIGNATURE PAGE TO PLEDGE AND SECURITY AGREEMENT]

Morton’s of Chicago/Philadelphia, LLC, a Delaware limited liability company

Morton’s of Chicago/Phoenix, Inc., a Delaware corporation

Morton’s of Chicago/Pittsburgh, Inc., a Delaware corporation

Morton’s of Chicago/Pittsburgh LLC, a Delaware limited liability company

Morton’s of Chicago/Portland, Inc., a Delaware corporation

Morton’s of Chicago/Puerto Rico, Inc., a Delaware corporation

Morton’s of Chicago/Reston LLC, a Delaware limited liability company

Morton’s of Chicago/Richmond LLC, a Delaware limited liability company

Morton’s of Chicago/Rosemont, Inc., an Illinois corporation

Morton’s of Chicago/San Antonio, Inc., a Delaware corporation

Morton’s of Chicago/San Diego, Inc., a Delaware corporation

Morton’s of Chicago/San Francisco, Inc., a Delaware corporation

Morton’s of Chicago/San Jose, LLC, a Delaware limited liability company

Morton’s of Chicago/Santa Ana, Inc., a Delaware corporation

Morton’s of Chicago/Schaumburg LLC, a Delaware limited liability company

[SIGNATURE PAGE TO PLEDGE AND SECURITY AGREEMENT]

Morton’s of Chicago/Scottsdale, Inc., a Delaware corporation

Morton’s of Chicago/Seattle, Inc., a Delaware corporation

Morton’s of Chicago/Stamford LLC, a Delaware limited liability company

Morton’s of Chicago/Troy, LLC, a Delaware limited liability company

Morton’s of Chicago/Virginia, Inc., an Illinois corporation

Morton’s of Chicago/Wacker Place, LLC, a Delaware limited liability company

Morton’s of Chicago/Washington D.C. Inc., a Delaware corporation

Morton’s of Chicago/Washington Square, Inc., a Delaware corporation

Morton’s of Chicago/White Plains LLC, a Delaware limited liability company

Porterhouse of Los Angeles, Inc., a Delaware corporation

Porterhouse, Inc., a Delaware corporation

By:	/s/ RONALD M. DINELLA
Name:	Ronald M. DiNella
Title:	Senior Vice President

Chicago Steakhouse, Inc., a Texas corporation

Houston Steakhouse, Inc., a Texas corporation

[SIGNATURE PAGE TO PLEDGE AND SECURITY AGREEMENT]

McKinney Steakhouse LLC, a Texas limited liability company

San Antonio Steakhouse, Inc., a Texas corporation

By:	/s/ RONALD M. DINELLA
Name:	Ronald M. DiNella
Title:	President

[SIGNATURE PAGE TO PLEDGE AND SECURITY AGREEMENT]

COLLATERAL AGENT:	GOLDMAN SACHS BANK USA

	By:	/s/ STEPHEN HIPP
	Name:	Stephen Hipp
	Title:	Authorized Signatory

LENDER:	GOLDMAN SACHS BANK USA

	By:	/s/ STEPHEN HIPP
	Name:	Stephen Hipp
	Title:	Authorized Signatory

[SIGNATURE PAGE TO PLEDGE AND SECURITY AGREEMENT]

SCHEDULE 4.1 (A)

TO PLEDGE AND SECURITY AGREEMENT

	FULL LEGAL NAME	Type of Org.	Fed. Id#	State of Inc. State qual. to do business in	Chief Executive Office/Sole Place of Business

1	Morton’s Restaurant Group, Inc.	Corp.	13-3490149	DE	325 N. LaSalle St., Ste 500, Chicago, Ill. 60654

2	Porterhouse, Inc.	Corp.	22-2828525	DE	325 N. LaSalle St., Ste 500,
				IL	Chicago, Ill. 60654

3	Morton’s of Chicago, Inc.	Corp.	36-2963061	IL	325 N. LaSalle St., Ste 500, Chicago, Ill. 60654
HI
WI

4	Morton’s of Chicago/Atlanta, Inc.	Corp.	58-1604103	IL	SunTrust Plaza Bldg.
				GA	303 Peachtree Center Ave.
Atlanta, GA 30308

5	Morton’s of Chicago/Buckhead, Inc.	Corp.	58-2073163	DE	Peachtree Lenox Bldg.
				GA	3379 Peachtree Rd. N.E.
Atlanta, GA 30326

6	Morton’s of Chicago/Chicago, Inc.	Corp.	36-3813773	DE	1050 N. State St.
				IL	Chicago, IL 60610

7	Morton’s of Chicago/Clayton, Inc	Corp.	36-3899556	DE	7822 Bonhomme Ave.
				MO	Clayton, MO 63105

8	Morton’s of Chicago/Cleveland, Inc.	Corp.	34-1642143	IL	The Avenue at Tower City Center
				OH	1600 W. Second Street
Cleveland, Ohio 44113

9	Morton’s of Chicago/Dallas, Inc.	Corp.	36-3447352	IL	501 Elm Street
				TX	Dallas, TX 75202

10	Morton’s of Chicago/Denver, Inc.	Corp.	84-0972465	IL	1710 Wynkoop St.
				CO	Denver, CO 80202

11	Morton’s of Chicago/Fifth Avenue, Inc.	Corp.	13-3702276	DE	New York, NY
				NY	551 5th Ave
New York, NY 10017

12	Morton’s of Chicago/Flamingo Road Corp.	Corp.	88-0428235	DE	400 East Flamingo Road
				NV	Las Vegas, NV 89109

13	Morton’s of Chicago/Houston, Inc.	Corp.	76-0480470	DE	Centre at Post Oak
				TX	5000 Westheimer
Houston, Texas 77056

14	Morton’s of Chicago/Nashville, Inc.	Corp.	62-1555524	DE	618 Church St.
				TN	Nashville, TN 37219

15	Morton’s of Chicago/Palm Desert, Inc.	Corp.	33-0573585	DE	74-880 Country Club Drive
				CA	Palm Desert, CA 92260

16	Morton’s of Chicago/Phoenix, Inc.	Corp.	86-0669799	DE	Shops at the Esplanade
				AZ	2501 E. Camelback Rd.
Phoenix, AZ 85016

17	Morton’s of Chicago/Pittsburgh, Inc.	Corp.	25-1707046	DE	CNG Tower
				PA	625 Liberty Avenue
Pittsburgh, PA 15222

18	Morton’s of Chicago/Portland, Inc.	Corp.	36-4184660	DE	213 SW Clay Street
				OR	Portland, OR 97201

19	Morton’s of Chicago/Puerto Rico, Inc.	Corp.	66-0578469	DE	1 Calle San Geronimo Grounds
				PR	San Juan, PR 00901

20	Morton’s of Chicago/Rosemont, Inc.	Corp.	36-3647177	IL	Columbia Centre III
				None	9525 W. Bryn Mawr Ave.
Rosemont, IL 60018

21	Morton’s of Chicago/San Antonio, Inc.	Corp.	74-2585678	DE	849 E. Commerce Street
				TX	San Antonio, TX 78205

22	Morton’ s of Chicago/San Diego, Inc.	Corp.	93-1206885	DE	The Harbor Club
				CA	285 J Street
San Diego, CA 92101

23	Morton’s of Chicago/San Francisco, Inc.	Corp.	94-3199306	DE	400 Post St., Lower Level
				CA	San Francisco, CA 94102

24	Morton’s of Chicago/Santa Ana, Inc.	Corp.	33-0538029	DE	1641 W. Sunflower Ave.
				CA	Santa Ana, CA 92704

25	Morton’s of Chicago/Scottsdale, Inc.	Corp.	36-4206009	DE	15233 N. Kierland Blvd.
				AZ	Scottsdale, AZ 85254

26	Morton’s of Chicago/Seattle, Inc.	Corp.	91-1943719	DE	1511 6th Avenue
				WA	Seattle, WA 98101

27	Morton’s of Chicago/Virginia, Inc.	Corp.	54-1536742	IL	8075 Leesburg Pike
				VA	Vienna, VA 22182

28	Morton’s of Chicago/Washington D.C., Inc.	Corp.	98-0115765	DE	3251 Prospect St, NW
				DC	Washington, DC 20007

29	Morton’s of Chicago/Washington Square, Inc.	Corp.	52-1973878	DE	1050 Connecticut Ave.
				DC	Washington, DC 20036

30	Porterhouse of Los Angeles, Inc.	Corp.	95-4346738	DE	SLS Hotel at Beverly Hills
				CA	435 La Cienega Blvd
Beverly Hills, CA 90048

31	MOCGC Corp.	Corp.	06-1635276	VA	325 N. LaSalle St., Ste 500,
				IL	Chicago, Ill. 60654

32	Chicago Steakhouse, Inc.++	Corp.	75-2165973	TX	501 Elm Street
				None	Dallas, TX 75202

33	McKinney Steakhouse LLC++	Corp.	20-5280426	TX	1001 McKinney Street
				None	Suite A4
Houston, TX 77002

34	Houston Steakhouse, Inc. ++	Corp.	76-0480466	TX	Centre at Post Oak
5000 Westheimer
				None	Houston, Texas 77056

35	San Antonio Steakhouse, Inc ++	Corp.	74-2596248	TX	849 E. Commerce Street
				None	San Antonio, TX 78205

36	Morton’s of Chicago Holding, Inc.	Corp.	36-4283747	DE	325 N. LaSalle St., Ste 500,
				IL	Chicago, Ill. 60654
NJ

37	Morton’s of Chicago/Anaheim LLC	LLC	03-0582995	DE	1895 S. Harbor Blvd.
				CA	Anaheim, CA 92802

38	Morton’s of Chicago/Atlantic City LLC	LLC	34-2012888	DE	Caesars Atlantic City
				NJ	2100 Pacific Avenue
Atlantic City, NJ 08401

39	Morton’s of Chicago/Baltimore LLC	LLC	20-4471758	DE	300 South Charles St.
				MD	Baltimore, MD 21201

40	Morton’s of Chicago/Bethesda LLC	LLC	87-0646507	DE	Hyatt Regency Hotel
				MD	7400 Wisconsin Avenue
Bethesda, MD 20814

41	Morton’s of Chicago/Boca Raton LLC	LLC	20-4471747	DE	5050 Town Center Circle
				FL	Boca Raton, FL 33486

42	Morton’s of Chicago/Boston LLC	LLC	11-3483522	DE	One Exeter Plaza
				MA	699 Boylston at Exeter
Boston, MA 02116

43	Morton’s of Chicago/Boston Seaport LLC	LLC	20-8402105	DE	Two Seaport Lane
				MA	Boston, MA 02210

44	Morton’s of Chicago/Brooklyn LLC	LLC	26-1887809	DE	339 Adams Street
				NY	Brooklyn, NY 11201

45	Arnie Morton’s of Chicago/Burbank LLC	LLC	52-2344093	DE	3400 West Olive Avenue
				CA	Burbank, CA 91505

46	Morton’s of Chicago/Capitol Mall, LLC	LLC	26-2728345	DE	621 Capitol Mall
				CA	Sacramento, CA 95814

47	Morton’s of Chicago/Carew Tower LLC	LLC	20-8119275	DE	The Carew Tower
				OH	441 Vine Street, Suite 1H
Cincinnati, OH 45202

48	Morton’s of Chicago/Charlotte LLC	LLC	11-3483524	DE	227 W. Trade St.
				NC	Charlotte, NC 28202

49	Morton’s of Chicago/Coral Gables LLC	LLC	14-1947000	DE	2333 Ponce de Leon Blvd.
				FL	Coral Gables, FL 33134

50	Morton’s of Chicago/Crystal City LLC	LLC	52-2328882	DE	1631 Crystal Square Arcade
				VA	Arlington, VA 22202

51	Morton’s of Chicago/Dallas Crescent, LLC	LLC	26-3263955	DE	2222 McKinney
				TX	Suite 200
Dallas, TX 75201

52	Morton’s of Chicago/Denver Crescent Town Center LLC	LLC	84-1507073	DE	Denver Crescent Town Center
				CO	8480 E. Belleview Ave.
Greenwood Village, CO 80111

53	Arnie Morton’s of Chicago/Figueroa LLC	LLC	52-2285128	DE	735 S.Figueroa Street, Suite 207
				CA	Los Angeles, CA 90017

54	Morton’s of Chicago/Fort Lauderdale LLC	LLC	71-0964658	DE	500 E. Broward Blvd Ste: 127
				FL	Fort Lauderdale, FL 33394

55	Morton’s of Chicago/Great Neck LLC	LLC	11-3464741	DE	777 Northern Blvd.
				NY	Great Neck, NY 11020

56	Morton’s of Chicago/Hackensack LLC	LLC	52-2285085	DE	Riverside Square Mall
				NJ	One Riverside Square
Hackensack, NJ 07601

57	Morton’s of Chicago/ Hartford LLC	LLC	06-1566519	DE	30 State House Square
				CT	Hartford, CT 06103

58	Morton’s of Chicago/Honolulu LLC	LLC	99-0351666	DE	Ala Moana Shopping Center
				HI	1450 Ala Moana Blvd.
Honolulu, Hawaii 96814

59	Morton’s of Chicago/Indian Wells, LLC	LLC	Pending	DE	325 N. LaSalle St., Ste 500,
				CA	Chicago, Ill. 60654

60	Morton’s of Chicago/Indianapolis LLC	LLC	35-2076460	DE	41 E. Washington Ave.
				IN	Indianapolis, IN 46204

61	Morton’s of Chicago/Jacksonville LLC	LLC	58-2453593	DE	1510 Riverplace Blvd.
				FL	Jacksonville, FL 32207

62	Morton’s of Chicago/King of Prussia LLC	LLC	23-3091798	DE	The Pavilion at King of Prussia Mall
				PA	500 Mall Blvd.
King of Prussia, PA 19406

63	Morton’s of Chicago/Louisville LLC	LLC	61-1370928	DE	626 West Main Street
				KY	Louisville, KY 40202

64	Morton’s of Chicago/McKinney LLC	LLC	11-3483547	DE	1001 McKinney Street
				TX	Suite A4
Houston, TX 77002

65	Morton’s of Chicago/Miami LLC	LLC	20-4471743	DE	1200 Brickell Ave.
				FL	Miami, FL 33131

66	Morton’s of Chicago/Miami Beach LLC	LLC	26-2579242	DE	4041 Collins Avenue
				FL	Miami Beach, FL 33140

67	Morton’s of Chicago/Naperville, LLC	LLC	26-0510979	DE	1751 Freedom Drive
				IL	Naperville, IL 60563

68	Morton’s of Chicago/ New Orleans LLC	LLC	72-1474726	DE	One Canal Place
				LA	365 Canal St.
New Orleans, LA 70130

69	Morton’s of Chicago/North Miami Beach LLC	LLC	20-4471721	DE	17399 Biscayne Blvd.
				FL	N. Miami, FL 33160

70	Morton’s of Chicago/ Northbrook LLC	LLC	42-1690860	DE	707 Skokie Blvd.
				IL	Northbrook, IL 60062

71	Morton’s of Chicago/Orlando LLC	LLC	20-4471716	DE	Dr. Phillips Market Place
				FL	7600 Dr. Phillips Blvd.
Orlando, Florida 32819

72	Morton’s of Chicago/Palm Beach LLC	LLC	20-4471701	DE	777 S. Flagler Dr.
				FL	W. Palm Beach, FL 33401

73	Morton’s of Chicago/Philadelphia LLC	LLC	68-0622610	DE	1411 Walnut Street
Philadelphia, PA 19102

74	Morton’s of Chicago/Pittsburgh LLC	LLC	11-3483546	DE	CNG Tower
				PA	625 Liberty Avenue
Pittsburgh, PA 15222

75	Morton’s of Chicago/Reston LLC	LLC	54-2015638	DE	Reston Town Center
				VA	One Freedom Square
11956 Market Street
Reston, VA 20190

76	Morton’s of Chicago/Richmond LLC	LLC	52-2285125	DE	111 Virginia St.
				VA	Richmond, VA 23219

77	Morton’s of Chicago/San Jose LLC	LLC	20-4868359	DE	177 Park Avenue, Suite 100
				CA	San Jose, CA 95113

78	Morton’s of Chicago/Schaumburg LLC	LLC	36-4294309	DE	1470 McConnor Parkway
				IL	Schaumburg, IL 60173

79	Morton’s of Chicago/Stamford LLC	LLC	06-1542688	DE	UBS Warburg Building
				CT	377 North State St.
Stamford, CT 06901

80	Morton’s of Chicago/Troy LLC	LLC	84-1661965	DE	888 West Big Beaver Rd
				MI	Suite 308
Troy, MI 48084

81	Morton’s of Chicago/Wacker Place LLC	LLC	84-1646609	DE	65 East Wacker Place
				IL	Chicago, IL 60601

82	Morton’s of Chicago/White Plains LLC	LLC	41-2107441	DE	9 Maple Ave.
				NY	White Plains, NY 10605

83	Arnie Morton’s of Chicago/Woodland Hills, LLC	LLC	20-5280332	DE	6250 Canoga Ave., Suite111
				CA	Woodland Hills, CA 91367

84	Morton’s of Chicago Florida Holding, Inc.	Corp.	38-3725075	DE	325 N. LaSalle St., Ste 500, Chicago, Ill. 60654

85	Morton’s of Chicago Maryland Holding, Inc.	Corp.	36-4577413	DE	325 N. LaSalle St., Ste 500, Chicago, Ill. 60654

86	Morton’s Mexico Holding (USA), LLC	LLC	26-3264595	DE	325 N. LaSalle St., Ste 500, Chicago, Ill. 60654

87	Italian Restaurants Holding Corp	Corp.	11-3092950	DE	325 N. LaSalle St., Ste 500,
				NV	Chicago, Ill. 60654

88	Bertolini’s Restaurants, Inc.	Corp.	11-3092952	DE	325 N. LaSalle St., Ste 500,
				NV	Chicago, Ill. 60654

89	Bertolini’s of Las Vegas, Inc.	Corp.	11-3092953	DE	Forum Shops at Caesars Palace
				NV	3500 Las Vegas Blvd., Suite G-9
Las Vegas, NV 89109

FOOTNOTES:

++	Created for liquor license purposes

SCHEDULE 4.1 (B)

TO PLEDGE AND SECURITY AGREEMENT

Other Names (including any Trade Names or Fictitious Business Names):

All entities above in Schedule 4.1 (A) that operate restaurants do business as “Morton’s The Steakhouse” except Arnie Morton’s of Chicago/Woodland Hills, LLC and Arnie Morton’s of Chicago/Burbank LLC which do business as “Arnie Morton’s The Steakhouse”. Bertolini’s of Las Vegas, Inc. does business as “Trevi”.

Fictitious Business Names

	Full Legal Name	Trade Name or Fictitious Business Name

1	Arnie Morton’s of Chicago/Burbank LLC	Arnie Morton’s of Chicago – The Steakhouse Arnie Morton’s – The Steakhouse
2	Morton’s of Chicago/Coral Gables LLC	Morton’s Miami – Coral Gables Morton’s The Steakhouse
3	Arnie Morton’s of Chicago/Figueroa LLC	Morton’s The Steakhouse, Los Angeles Arnie Morton’s of Chicago – The Steakhouse
4	Morton’s of Chicago/Miami LLC	Morton’s Miami – Brickell Morton’s The Steakhouse Morton’s of Chicago – The Steakhouse
5	Morton’s of Chicago/Miami Beach LLC	Morton’s Miami Beach – Collins Morton’s The Steakhouse Morton’s The Steakhouse at the Crown
6	Arnie Morton’s of Chicago/Woodland Hills, LLC	Arnie Morton’s of Chicago – The Steakhouse Arnie Morton’s – The Steakhouse
7	Morton’s of Chicago/Boca Raton LLC	Morton’s The Steakhouse Morton’s of Chicago – The Steakhouse
8	Morton’s of Chicago/Fort Lauderdale LLC	Morton’s The Steakhouse
9	Morton’s of Chicago/Jacksonville LLC	Morton’s The Steakhouse Morton’s of Chicago – The Steakhouse
10	Morton’s of Chicago/North Miami Beach LLC	Morton’s The Steakhouse Morton’s of Chicago – The Steakhouse
11	Morton’s of Chicago/Orlando LLC	Morton’s The Steakhouse Morton’s of Chicago – The Steakhouse
12	Morton’s of Chicago/Palm Beach LLC	Morton’s The Steakhouse Morton’s of Chicago – The Steakhouse
13	Morton’s of Chicago/Palm Desert, Inc.	Morton’s of Chicago – The Steakhouse
14	Morton’s of Chicago/Sacramento, Inc.	Morton’s of Chicago – The Steakhouse
15	Morton’s of Chicago/San Diego, Inc.	Morton’s The Steakhouse Morton’s of Chicago – The Steakhouse
16	Morton’s of Chicago/San Francisco, Inc.	Morton’s of Chicago – The Steakhouse
17	Morton’s of Chicago/Santa Ana, Inc.	Morton’s of Chicago – The Steakhouse Arnie Morton’s – The Steakhouse
18	Porterhouse of Los Angeles, Inc.	Arnie Morton’s of Chicago Arnie Morton’s of Chicago – The Steakhouse Arnie Morton’s – The Steakhouse
19	Morton’s of Chicago/San Jose LLC	Morton’s The Steakhouse Morton’s of Chicago – The Steakhouse

20	Morton’s of Chicago/Anaheim LLC	Morton’s The Steakhouse Morton’s of Chicago – The Steakhouse
21	Morton’s of Chicago/Clayton, Inc	Morton’s The Steakhouse Morton’s of Chicago – The Steakhouse
22	Morton’s of Chicago/Cleveland, Inc.	Morton’s of Chicago
23	Morton’s of Chicago/Flamingo Road Corp.	Morton’s Las Vegas Morton’s The Steakhouse Morton’s of Chicago – The Steakhouse

SCHEDULE 4.1 (C)

TO PLEDGE AND SECURITY AGREEMENT

Changes in Name, Jurisdiction of Organization, Chief Executive Office:

	FULL LEGAL NAME	Date of Change	Description of Change

1	Morton’s Restaurant Group, Inc.	02/2006	Moved Chief Executive Office from 3333 New Hyde Park Rd, New Hyde Park, New York 11042
			To 325 N. LaSalle St., Ste 500, Chicago, Ill. 60654

2	Arnie Morton’s of Chicago/Figueroa LLC	2008	Previously operated under the name Arnie Morton’s The Steakhouse. Currently operating under the name Morton’s The Steakhouse

3	Porterhouse of Los Angeles, Inc.	2008	Previously operated under the name Arnie Morton’s The Steakhouse. Currently operating under the name Morton’s The Steakhouse

4	Morton’s of Chicago / McKinney LLC	12/09/2005	Formerly Morton’s of Chicago / Raleigh LLC

SCHEDULE 4.1 (D)

TO PLEDGE AND SECURITY AGREEMENT

Agreements pursuant to which any Grantor is found as debtor:

Title	Date of Agreement	Maturity Date	Parties to Agreement	Amount Outstanding as of Nov. 7, 2010
Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing Accompanied by a Loan Agreement and Promissory Note.	March. 27, 2001	March, 27, 2021	FFCA Acquisition Corporation (later acquired by GE Capital Franchise Finance, the current Mortgagee); Morton’s of Chicago/Great Neck LLC.	$2,921,682

SCHEDULE 4.1(E)

TO PLEDGE AND SECURITY AGREEMENT

Financing Statements

	Grantor	Filing Office	Collateral Description

The collateral description for all of the Grantors listed on this schedule is as follows:

All of Debtor’s assets, wherever located, whether now owned or existing or hereafter acquired or arising, together with all proceeds thereof.

1	Morton’s Restaurant Group, Inc.	DE

2	Porterhouse, Inc.	DE

3	Morton’s of Chicago, Inc.	IL

4	Morton’s of Chicago/Atlanta, Inc.	IL

5	Morton’s of Chicago/Buckhead, Inc.	DE

6	Morton’s of Chicago/Chicago, Inc.	DE

7	Morton’s of Chicago/Clayton, Inc	DE

8	Morton’s of Chicago/Cleveland, Inc.	IL

9	Morton’s of Chicago/Dallas, Inc.	IL

10	Morton’s of Chicago/Denver, Inc.	IL

11	Morton’s of Chicago/Fifth Avenue, Inc.	DE

12	Morton’s of Chicago/Flamingo Road Corp.	DE

13	Morton’s of Chicago/Houston, Inc.	DE

14	Morton’s of Chicago/Nashville, Inc.	DE

15	Morton’s of Chicago/Palm Desert, Inc.	DE

16	Morton’s of Chicago/Phoenix, Inc.	DE

17	Morton’s of Chicago/Pittsburgh, Inc.	DE

18	Morton’s of Chicago/Portland, Inc.	DE

19	Morton’s of Chicago/Puerto Rico, Inc.	DE

20	Morton’s of Chicago/Rosemont, Inc.	IL

21	Morton’s of Chicago/San Antonio, Inc.	DE

22	Morton’s of Chicago/San Diego, Inc.	DE

23	Morton’s of Chicago/San Francisco, Inc.	DE

24	Morton’s of Chicago/Santa Ana, Inc.	DE

25	Morton’s of Chicago/Scottsdale, Inc.	DE

26	Morton’s of Chicago/Seattle, Inc.	DE

27	Morton’s of Chicago/Virginia, Inc.	IL

28	Morton’s of Chicago/Washington D.C., Inc.	DE

29	Morton’s of Chicago/Washington Square, Inc.	DE

30	Porterhouse of Los Angeles, Inc.	DE

31	MOCGC Corp.	VA

32	Chicago Steakhouse, Inc.++	TX

33	McKinney Steakhouse LLC++	TX

34	Houston Steakhouse, Inc. ++	TX

35	San Antonio Steakhouse, Inc ++	TX

36	Morton’s of Chicago Holding, Inc.	DE

37	Morton’s of Chicago/Anaheim LLC	DE

38	Morton’s of Chicago/Atlantic City LLC	DE

39	Morton’s of Chicago/Baltimore LLC	DE

40	Morton’s of Chicago/Bethesda LLC	DE

41	Morton’s of Chicago/Boca Raton LLC	DE

42	Morton’s of Chicago/Boston LLC	DE

43	Morton’s of Chicago/Boston Seaport LLC	DE

44	Morton’s of Chicago/Brooklyn LLC	DE

45	Arnie Morton’s of Chicago/Burbank LLC	DE

46	Morton’s of Chicago/Capitol Mall, LLC	DE

47	Morton’s of Chicago/Carew Tower LLC	DE

48	Morton’s of Chicago/Charlotte LLC	DE

49	Morton’s of Chicago/Coral Gables LLC	DE

50	Morton’s of Chicago/Crystal City LLC	DE

51	Morton’s of Chicago/Dallas Crescent, LLC	DE

52	Morton’s of Chicago/Denver Crescent Town Center LLC	DE

53	Arnie Morton’s of Chicago/Figueroa LLC	DE

54	Morton’s of Chicago/Fort Lauderdale LLC	DE

55	Morton’s of Chicago/Great Neck LLC	DE

56	Morton’s of Chicago/Hackensack LLC	DE

57	Morton’s of Chicago/ Hartford LLC	DE

58	Morton’s of Chicago/Honolulu LLC	DE

59	Morton’s of Chicago/Indian Wells, LLC	DE

60	Morton’s of Chicago/Indianapolis LLC	DE

61	Morton’s of Chicago/Jacksonville LLC	DE

62	Morton’s of Chicago/King of Prussia LLC	DE

63	Morton’s of Chicago/Louisville LLC	DE

64	Morton’s of Chicago/McKinney LLC	DE

65	Morton’s of Chicago/Miami LLC	DE

66	Morton’s of Chicago/Miami Beach LLC	DE

67	Morton’s of Chicago/Naperville, LLC	DE

68	Morton’s of Chicago/New Orleans LLC	DE

69	Morton’s of Chicago/North Miami Beach LLC	DE

70	Morton’s of Chicago/Northbrook LLC	DE

71	Morton’s of Chicago/Orlando LLC	DE

72	Morton’s of Chicago/Palm Beach LLC	DE

73	Morton’s of Chicago/Philadelphia LLC	DE

74	Morton’s of Chicago/Pittsburgh LLC	DE

75	Morton’s of Chicago/Reston LLC	DE

76	Morton’s of Chicago/Richmond LLC	DE

77	Morton’s of Chicago/San Jose LLC	DE

78	Morton’s of Chicago/Schaumburg LLC	DE

79	Morton’s of Chicago/Stamford LLC	DE

80	Morton’s of Chicago/Troy LLC	DE

81	Morton’s of Chicago/Wacker Place LLC	DE

82	Morton’s of Chicago/White Plains LLC	DE

83	Arnie Morton’s of Chicago/Woodland Hills, LLC	DE

84	Morton’s of Chicago Florida Holding, Inc.	DE

85	Morton’s of Chicago Maryland Holding, Inc.	DE

86	Morton’s Mexico Holding (USA), LLC	DE

87	Italian Restaurants Holding Corp	DE

88	Bertolini’s Restaurants, Inc.	DE

89	Bertolini’s of Las Vegas, Inc.	DE

FOOTNOTES:

++	Created for liquor license purposes

SCHEDULE 4.2

TO PLEDGE AND SECURITY AGREEMENT

Location of Equipment and Inventory

	Name of Grantor	Location of Equipment and Inventory

1	Morton’s of Chicago, Inc.	325 N. LaSalle St., Ste 500, Chicago, Ill. 60654

2	Morton’s of Chicago/Anaheim LLC	1895 S. Harbor Blvd. Anaheim, CA 92802

3	Morton’s of Chicago/Atlanta, Inc.	SunTrust Plaza Bldg. 303 Peachtree Center Ave. Atlanta, GA 30308

4	Morton’s of Chicago/Atlantic City, LLC	Caesars Atlantic City 2100 Pacific Avenue Atlantic City, NJ 08401

5	Morton’s of Chicago/Baltimore, LLC	300 South Charles St. Baltimore, MD 21201

6	Morton’s of Chicago/Bethesda LLC	Hyatt Regency Hotel 7400 Wisconsin Avenue Bethesda, MD 20814

7	Morton’s of Chicago/Boca Raton, LLC	5050 Town Center Circle Boca Raton, FL 33486

8	Morton’s of Chicago/Boston LLC	One Exeter Plaza 699 Boylston at Exeter Boston, MA 02116

9	Morton’s of Chicago/Boston Seaport LLC	Two Seaport Lane Boston, MA 02210

10	Morton’s of Chicago/Brooklyn LLC	339 Adams Street Brooklyn, NY 11201

11	Morton’s of Chicago/Buckhead, Inc.	Peachtree Lenox Bldg. 3379 Peachtree Rd. N.E. Atlanta, GA 30326

12	Arnie Morton’s of Chicago/Burbank LLC	3400 West Olive Avenue Burbank, CA 91505

13	Morton’s of Chicago/Capitol Mall LLC	621 Capitol Mall Sacramento, CA 95814

14	Morton’s of Chicago/Carew Tower LLC	The Carew Tower 441 Vine Street, Suite 1H Cincinnati, OH 45202

15	Morton’s of Chicago/Charlotte LLC	227 W. Trade St. Charlotte, NC 28202

16	Morton’s of Chicago/Chicago, Inc.	1050 N. State St. Chicago, IL 60610

17	Morton’s of Chicago/Clayton, Inc.	7822 Bonhomme Ave. Clayton, MO 63105

18	Morton’s of Chicago/Cleveland, Inc.	The Avenue at Tower City Center 1600 W. Second Street Cleveland, Ohio 44113

19	Morton’s of Chicago/Coral Gables LLC	2333 Ponce de Leon Blvd. Coral Gables, FL 33134

20	Morton’s of Chicago/Crystal City LLC	1631 Crystal Square Arcade Arlington, VA 22202

21	Morton’s of Chicago/Dallas, Inc. (closing Feb. 2011)	501 Elm Street Dallas, TX 75202

22	Morton’s of Chicago/Dallas Crescent LLC (opening Feb. 2011)	2222 McKinney Suite 200 Dallas, TX 75201

23	Morton’s of Chicago/Denver, Inc.	1710 Wynkoop St. Denver, CO 80202

24	Morton’s of Chicago/Denver Crescent Town Center, LLC	Denver Crescent Town Center 8480 E. Belleview Ave. Greenwood Village, CO 80111

25	Morton’s of Chicago/Fifth Avenue, Inc.	New York, NY 551 5th Ave New York, NY 10017

26	Arnie Morton’s of Chicago/Figueroa LLC	735 S.Figueroa Street, Suite 207 Los Angeles, CA 90017

27	Morton’s of Chicago/Flamingo Road Corp.	400 East Flamingo Road Las Vegas, NV 89109

28	Morton’s of Chicago/Fort Lauderdale, LLC	500 E. Broward Blvd Ste: 127 Fort Lauderdale, FL 33394

29	Morton’s of Chicago/Great Neck LLC	777 Northern Blvd. Great Neck, NY 11020

30	Morton’s of Chicago/Hackensack LLC	Riverside Square Mall One Riverside Square Hackensack, NJ 07601

31	Morton’s of Chicago/Hartford LLC	30 State House Square Hartford, CT 06103

32	Morton’s of Chicago/Honolulu LLC	Ala Moana Shopping Center 1450 Ala Moana Blvd. Honolulu, Hawaii 96814

33	Morton’s of Chicago/Houston, Inc.	Centre at Post Oak 5000 Westheimer Houston, Texas 77056

34	Morton’s of Chicago/Indianapolis LLC	41 E. Washington Ave. Indianapolis, IN 46204

35	Morton’s of Chicago/Jacksonville LLC	1510 Riverplace Blvd. Jacksonville, FL 32207

36	Morton’s of Chicago/King of Prussia LLC	The Pavilion at King of Prussia Mall 500 Mall Blvd. King of Prussia, PA 19406

37	Morton’s of Chicago/Louisville LLC	626 West Main Street Louisville, KY 40202

38	Morton’s of Chicago/McKinney LLC	1001 McKinney Street Suite A4 Houston, TX 77002

39	Morton’s of Chicago/Miami, LLC	1200 Brickell Ave. Miami, FL 33131

40	Morton’s of Chicago/Miami Beach, LLC	4041 Collins Avenue Miami Beach, FL 33140

41	Morton’s of Chicago/Naperville, LLC	1751 Freedom Drive Naperville, IL 60563

42	Morton’s of Chicago/Nashville, Inc.	618 Church St. Nashville, TN 37219

43	Morton’s of Chicago/New Orleans LLC	One Canal Place 365 Canal St. New Orleans, LA 70130

44	Morton’s of Chicago/Northbrook, LLC	707 Skokie Blvd. Northbrook, IL 60062

45	Morton’s of Chicago/North Miami Beach, LLC	17399 Biscayne Blvd. N. Miami, FL 33160

46	Morton’s of Chicago/Orlando, LLC	Dr. Phillips Market Place 7600 Dr. Phillips Blvd. Orlando, Florida 32819

47	Morton’s of Chicago/Palm Beach, LLC	777 S. Flagler Dr. W. Palm Beach, FL 33401

48	Morton’s of Chicago/Palm Desert, Inc.	74-880 Country Club Drive Palm Desert, CA 92260

49	Morton’s of Chicago/Philadelphia LLC	1411 Walnut Street Philadelphia, PA 19102

50	Morton’s of Chicago/Phoenix, Inc.	Shops at the Esplanade 2501 E. Camelback Rd. Phoenix, AZ 85016

51	Morton’s of Chicago/Pittsburgh LLC	CNG Tower 625 Liberty Avenue Pittsburgh, PA 15222

52	Morton’s of Chicago/Portland, Inc.	213 SW Clay Street Portland, OR 97201

53	Morton’s of Chicago/Puerto Rico, Inc.	1 Calle San Geronimo Grounds San Juan, PR 00901

54	Morton’s of Chicago/Reston LLC	Reston Town Center One Freedom Square 11956 Market Street Reston, VA 20190

55	Morton’s of Chicago/Richmond LLC	111 Virginia St. Richmond, VA 23219

56	Morton’s of Chicago/Rosemont, Inc.	Columbia Centre III 9525 W. Bryn Mawr Ave. Rosemont, IL 60018

57	Morton’s of Chicago/San Antonio, Inc.	849 E. Commerce Street San Antonio, TX 78205

58	Morton’s of Chicago/San Diego, Inc.	The Harbor Club 285 J Street San Diego, CA 92101

59	Morton’s of Chicago/San Francisco, Inc.	400 Post St., Lower Level San Francisco, CA 94102

60	Morton’s of Chicago/San Jose LLC	177 Park Avenue, Suite 100 San Jose, CA 95113

61	Morton’s of Chicago/Santa Ana, Inc.	1641 W. Sunflower Ave. Santa Ana, CA 92704

62	Morton’s of Chicago/Schaumburg LLC	1470 McConnor Parkway Schaumburg, IL 60173

63	Morton’s of Chicago/Scottsdale, Inc.	15233 N. Kierland Blvd. Scottsdale, AZ 85254

64	Morton’s of Chicago/Seattle, Inc.	1511 6th Avenue Seattle, WA 98101

65	Morton’s of Chicago/Stamford LLC	UBS Warburg Building 377 North State St. Stamford, CT 06901

66	Morton’s of Chicago/Troy, LLC	888 West Big Beaver Rd Suite 308 Troy, MI 48084

67	Morton’s of Chicago/Virginia, Inc.	8075 Leesburg Pike Vienna, VA 22182

68	Morton’s of Chicago/Wacker Place, LLC	65 East Wacker Place Chicago, IL 60601

69	Morton’s of Chicago/Washington D.C. Inc.	3251 Prospect St, NW Washington, DC 20007

70	Morton’s of Chicago/Washington Square, Inc.	1050 Connecticut Ave. Washington, DC 20036

71	Morton’s of Chicago/White Plains LLC	9 Maple Ave. White Plains, NY 10605

72	Arnie Morton’s of Chicago/Woodland Hills LLC	6250 Canoga Ave., Suite111 Woodland Hills, CA 91367

73	Porterhouse of Los Angeles, Inc.	SLS Hotel at Beverly Hills 435 La Cienega Boulevard Beverly Hills, CA 90048

74	Bertolini’s of Las Vegas, Inc. (DBA Trevi)	Forum Shops at Caesars Palace 3500 Las Vegas Blvd., Suite G-9 Las Vegas, NV 89109

75	Morton’s Restaurant Group, Inc.	325 N. LaSalle St., Ste 500, Chicago, Ill. 60654

Other Current Locations

	Grantor	Name	Address	Collateral	Nature of Possession

1	Morton’s of Chicago, Inc.	Stockyards Packing	340 N. Oakley Ave. Suite 500, Chicago, IL 60612	Meat and seafood	Warehouseman

2	Morton’s of Chicago, Inc.	Allen Brothers	3737 S. Halsted, Chicago, IL 60609	Meat and seafood	Warehouseman

3	Morton’s of Chicago, Inc.	Frozen Assets c/o Allen Bros	2635 S. Western, Chicago, IL 60608	Meat and seafood	Warehouseman

4	Morton’s of Chicago, Inc.	Consumers	1301 Carson Drive, Melrose Park Il, 60160	Meat and seafood	Warehouseman

5	Morton’s of Chicago/Honolulu, LLC	Unicold Corporation	3140 Ualena Street, Honolulu, HI 96819	Meat and seafood	Warehouseman

6	Morton’s of Chicago, Inc. and MOCGC	Jet Connect	1500 Centre Circle, Downers Grove, IL 60515-1081	Gift cards and retail items	Warehouseman

7	Morton’s of Chicago, Inc.	Iron Mountain Records	2625 West Roosevelt Road, Chicago, IL 60608	Books and records	Warehouseman

The following Grantors maintain collateral at offsite storage facilities. The stored items include documents, restaurant supplies and furniture items worth less than $5,000 per location.

1	Morton’s of Chicago/Atlanta, Inc.
2	Morton’s of Chicago/Boston Seaport LLC
3	Morton’s of Chicago/Buckhead, Inc.
4	Morton’s of Chicago/Capitol Mall LLC
5	Morton’s of Chicago/Charlotte LLC
6	Morton’s of Chicago/Coral Gables LLC
7	Morton’s of Chicago/Fifth Avenue, Inc.
8	Arnie Morton’s of Chicago/Figueroa LLC
9	Morton’s of Chicago/Indianapolis LLC
10	Morton’s of Chicago/Louisville LLC
11	Morton’s of Chicago/McKinney LLC
12	Morton’s of Chicago/Miami, LLC
13	Morton’s of Chicago/Northbrook, LLC
14	Morton’s of Chicago/Rosemont, Inc.
15	Morton’s of Chicago/San Diego, Inc.
16	Morton’s of Chicago/San Jose LLC
17	Morton’s of Chicago/Santa Ana, Inc.
18	Morton’s of Chicago/Seattle, Inc.
19	Morton’s of Chicago/Troy, LLC
20	Morton’s of Chicago/Virginia, Inc.
21	Morton’s of Chicago/Wacker Place, LLC
22	Arnie Morton’s of Chicago/Woodland Hills LLC

SCHEDULE 4.4 (A)

TO PLEDGE AND SECURITY AGREEMENT

Pledged Stock Interests:

	FULL LEGAL NAME	Type of Org.	Owner/ Manager	Authorized Shares	Issued Shares (Common stock unless noted)	Certificated (Y/N)	Stock Certificate Number	Par Value	% of Outstanding Stock

1	Porterhouse, Inc.	Corp.	Morton’s Restaurant Group, Inc.	2,000	1,000	Y	1	$0.01	100%

2	Morton’s of Chicago, Inc.	Corp.	Porterhouse, Inc.	2,000	1,000	Y	1	$1.00	100%

3	Morton’s of Chicago/Atlanta, Inc.	Corp.	Morton’s of Chicago, Inc.	50,000	2,000	Y	1	$10.00	100%

4	Morton’s of Chicago/Buckhead, Inc.	Corp.	Morton’s of Chicago, Inc.	1,500	1,000	Y	1	no par	100%

5	Morton’s of Chicago/Chicago, Inc.	Corp.	Morton’s of Chicago, Inc.	3,000	1,000	Y	2	no par	100%

6	Morton’s of Chicago/Clayton, Inc	Corp.	Morton’s of Chicago, Inc.	1,500	1,000	Y	1	no par	100%

7	Morton’s of Chicago/Cleveland, Inc.	Corp.	Morton’s of Chicago, Inc.	50,000	2,000	Y	1	$10.00	100%

8	Morton’s of Chicago/Dallas, Inc.	Corp.	Morton’s of Chicago, Inc.	50,000	2,000	Y	1	$10.00	100%

9	Morton’s of Chicago/Denver, Inc.	Corp.	Morton’s of Chicago, Inc.	50,000	2,000	Y	1	$10.00	100%

10	Morton’s of Chicago/Fifth Avenue, Inc.	Corp.	Morton’s of Chicago, Inc.	1,500	1,000	Y	1	no par	100%

11	Morton’s of Chicago/Flamingo Road Corp.	Corp.	Morton’s of Chicago, Inc.	1,500	1,000	Y	2	no par	100%

12	Morton’s of Chicago/Houston, Inc.	Corp.	Morton’s of Chicago, Inc.	1,500	1,000	Y	1	no par	100%

13	Morton’s of Chicago/Nashville, Inc.	Corp.	Morton’s of Chicago, Inc.	1,500	1,000	Y	3	no par	100%

14	Morton’s of Chicago/Palm Desert, Inc.	Corp.	Morton’s of Chicago, Inc.	3,000	1,000	Y	1	no par	100%

15	Morton’s of Chicago/Phoenix, Inc.	Corp.	Morton’s of Chicago, Inc.	3,000	1,000	Y	2	no par	100%

16	Morton’s of Chicago/Pittsburgh, Inc.	Corp.	Morton’s of Chicago, Inc.	3,000	1,000	Y	1	no par	100%

17	Morton’s of Chicago/Portland, Inc.	Corp.	Morton’s of Chicago, Inc.	1,500	1,000	Y	2	no par	100%

18	Morton’s of Chicago/Puerto Rico, Inc.	Corp.	Morton’s of Chicago, Inc.	1,500	1,000	Y	2	no par	100%

19	Morton’s of Chicago/Rosemont, Inc.	Corp.	Morton’s of Chicago, Inc.	50,000	2,000	Y	1	$10.00	100%

20	Morton’s of Chicago/San Antonio, Inc.	Corp.	Morton’s of Chicago, Inc.	3,000	1,000	Y	1	no par	100%

21	Morton’ s of Chicago/San Diego, Inc.	Corp.	Morton’s of Chicago, Inc.	1,500	1,000	Y	2	no par	100%

22	Morton’s of Chicago/San Francisco, Inc.	Corp.	Morton’s of Chicago, Inc.	1,500	1,000	Y	1	no par	100%

23	Morton’s of Chicago/Santa Ana, Inc.	Corp.	Morton’s of Chicago, Inc.	3,000	1,000	Y	3	no par	100%

24	Morton’s of Chicago/Scottsdale, Inc.	Corp.	Morton’s of Chicago, Inc.	1,500	1,000	Y	2	no par	100%

25	Morton’s of Chicago/Seattle, Inc.	Corp.	Morton’s of Chicago, Inc.	1,500	1,000	Y	2	no par	100%

26	Morton’s of Chicago/Virginia, Inc.	Corp.	Morton’s of Chicago, Inc.	50,000	2,000	Y	1	$10.00	100%

27	Morton’s of Chicago/Washington D.C., Inc.	Corp.	Morton’s of Chicago, Inc.	3,000	1,000	Y	1	no par	100%

28	Morton’s of Chicago/Washington Square, Inc.	Corp.	Morton’s of Chicago, Inc.	1,500	1,000	Y	2	no par	100%

29	Porterhouse of Los Angeles, Inc.	Corp.	Morton’s of Chicago, Inc.	3,000	1,000	Y	1	no par	100%

30	MOCGC Corp.	Corp.	Morton’s of Chicago, Inc.	1,500	1,000	Y	1	no par	100%

31	Chicago Steakhouse, Inc.++	Corp.	MOC/Dallas, Inc.	10,000	1,000	Y	2 & 5	$1.00	100%

32	Houston Steakhouse, Inc. ++	Corp.	MOC/Houston, Inc.	10,000	1,000	Y	3	$1.00	100%

33	San Antonio Steakhouse, Inc ++	Corp.	MOC/San Antonio, Inc.	100,000	1,000	Y	5	$1.00	100%

34	Morton’s of Chicago Holding, Inc.	Corp.	Morton’s of Chicago, Inc.	1,500	1,000	Y	2	no par	100%

35	Morton’s of Chicago Florida Holding, Inc.	Corp.	Morton’s of Chicago Holding, Inc.	1,500	1,000	Y	2	no par	100%

36	Morton’s of Chicago Maryland Holding, Inc.	Corp.	Morton’s of Chicago Holding, Inc.	1,500	1,000	Y	2	no par	100%

37	Italian Restaurants Holding Corp	Corp.	Morton’s Restaurant Group, Inc.	3,000	1,000	Y	1	no par	100%

38	Bertolini’s Restaurants, Inc.	Corp.	Italian Restaurants Holding Corp.	3,000	1,000	Y	1	no par	100%

39	Bertolini’s of Las Vegas, Inc.	Corp.	Bertolini’s Restaurants, Inc.	3,000	1,000	Y	1	no par	100%

First Tier Foreign Entities - 65% of stock will be pledged:

1	Morton’s of Chicago (Singapore) Pte. Ltd.	Corp.	Morton’s of Chicago, Inc.	100,000	100	Y	6	$1.00	100%

2	Morton’s Asia Holding Limited	Corp.	Morton’s of Chicago, Inc.	1,000	100	Y	1 & 2	HK10.00	100%

3	Morton’s of Chicago/Toronto, Inc.	Corp.	Morton’s of Chicago, Inc.	1,500	1,000	Y	1	No par	100%

4	Morton’s Holding Company Mexico, S. de R.L. de C.V.	Mexican Limitada	Morton’s Mexico Holding (USA), LLC	NA	One Class B Participation Unit	N	NA	NA	50.01%

			Carnsa SA de CV						49.99%

5	Morton’s of Chicago Hong Kong Limited	LC	Morton’s of Chicago, Inc.	100	65	Y	3	$HK 10.00	100%

6	Morton’s of Chicago/Vancouver, Inc.	Corp	Morton’s of Chicago, Inc.	1,500	1,000	Y	2 & 3	$1.00	100%

Pledged LLC Interests:

	Full Legal Name	Type of Org.	Manager	Certificated (Y/N)	Certificate Number	Par Value	% of Outstanding LLC Interests

1	Morton’s of Chicago/Anaheim LLC	LLC	Morton’s of Chicago Holding, Inc.	N		N/A	100%

2	Morton’s of Chicago/Atlantic City LLC	LLC	Morton’s of Chicago Holding, Inc.	N		N/A	100%

3	Morton’s of Chicago/Baltimore LLC	LLC	Morton’s of Chicago Maryland Holding, Inc.	N		N/A	100%

4	Morton’s of Chicago/Bethesda LLC	LLC	Morton’s of Chicago Maryland Holding, Inc.	N		N/A	100%

5	Morton’s of Chicago/Boca Raton LLC	LLC	Morton’s of Chicago Florida Holding, Inc.	N		N/A	100%

6	Morton’s of Chicago/Boston LLC	LLC	Morton’s of Chicago Holding, Inc.	N		N/A	100%

7	Morton’s of Chicago/Boston Seaport LLC	LLC	Morton’s of Chicago Holding, Inc.	N		N/A	100%

8	Morton’s of Chicago/Brooklyn LLC	LLC	Morton’s of Chicago Holding, Inc.	N		N/A	100%

9	Arnie Morton’s of Chicago/Burbank LLC	LLC	Morton’s of Chicago Holding, Inc.	N		N/A	100%

10	Morton’s of Chicago/Capitol Mall, LLC	LLC	Morton’s of Chicago Holding, Inc.	N		N/A	100%

11	Morton’s of Chicago/Carew Tower LLC	LLC	Morton’s of Chicago Holding, Inc.	N		N/A	100%

12	Morton’s of Chicago/Charlotte LLC	LLC	Morton’s of Chicago Holding, Inc.	N		N/A	100%

13	Morton’s of Chicago/Coral Gables LLC	LLC	Morton’s of Chicago Florida Holding, Inc.	N	N/A	100%

14	Morton’s of Chicago/Crystal City LLC	LLC	Morton’s of Chicago Holding, Inc.	N	N/A	100%

15	Morton’s of Chicago/Dallas Crescent, LLC	LLC	Morton’s of Chicago Holding, Inc.	N	N/A	100%

16	Morton’s of Chicago/Denver Crescent Town Center LLC	LLC	Morton’s of Chicago Holding, Inc.	N	N/A	100%

17	Arnie Morton’s of Chicago/Figueroa LLC	LLC	Morton’s of Chicago Holding, Inc.	N	N/A	100%

18	Morton’s of Chicago/Fort Lauderdale LLC	LLC	Morton’s of Chicago Holding, Inc.	N	N/A	100%

19	Morton’s of Chicago/Great Neck LLC	LLC	Morton’s of Chicago Holding, Inc.	N	N/A	100%

20	Morton’s of Chicago/Hackensack LLC	LLC	Morton’s of Chicago Holding, Inc.	N	N/A	100%

21	Morton’s of Chicago/ Hartford LLC	LLC	Morton’s of Chicago Holding, Inc.	N	N/A	100%

22	Morton’s of Chicago/Honolulu LLC	LLC	Morton’s of Chicago Holding, Inc.	N	N/A	100%

23	Morton’s of Chicago/Indian Wells, LLC	LLC	Morton’s of Chicago Holding, Inc.	N	N/A	100%

24	Morton’s of Chicago/Indianapolis LLC	LLC	Morton’s of Chicago Holding, Inc.	N	N/A	100%

25	Morton’s of Chicago/Jacksonville LLC	LLC	Morton’s of Chicago Holding, Inc.	N	N/A	100%

26	Morton’s of Chicago/King of Prussia LLC	LLC	Morton’s of Chicago Holding, Inc.	N	N/A	100%

27	Morton’s of Chicago/Louisville LLC	LLC	Morton’s of Chicago Holding, Inc.	N	N/A	100%

28	Morton’s of Chicago/McKinney LLC	LLC	Morton’s of Chicago Holding, Inc.	N	N/A	100%

29	Morton’s of Chicago/Miami LLC	LLC	Morton’s of Chicago Florida Holding, Inc.	N	N/A	100%

30	Morton’s of Chicago/Miami Beach LLC	LLC	Morton’s of Chicago Florida Holding, Inc.	N	N/A	100%

31	Morton’s of Chicago/Naperville, LLC	LLC	Morton’s of Chicago Holding, Inc.	N	N/A	100%

32	Morton’s of Chicago/ New Orleans LLC	LLC	Morton’s of Chicago Holding, Inc.	N	N/A	100%

33	Morton’s of Chicago/North Miami Beach LLC	LLC	Morton’s of Chicago Florida Holding, Inc.	N	N/A	100%

34	Morton’s of Chicago/ Northbrook LLC	LLC	Morton’s of Chicago Holding, Inc.	N	N/A	100%

35	Morton’s of Chicago/Orlando LLC	LLC	Morton’s of Chicago Florida Holding, Inc.	N	N/A	100%

36	Morton’s of Chicago/Palm Beach LLC	LLC	Morton’s of Chicago Florida Holding, Inc.	N	N/A	100%

37	Morton’s of Chicago/Philadelphia LLC	LLC	Morton’s of Chicago Holding, Inc.	N	N/A	100%

38	Morton’s of Chicago/Pittsburgh LLC	LLC	MOC/Pittsburgh, Inc.	N	N/A	100%

39	Morton’s of Chicago/Reston LLC	LLC	Morton’s of Chicago Holding, Inc.	N	N/A	100%

40	Morton’s of Chicago/Richmond LLC	LLC	Morton’s of Chicago Holding, Inc.	N	N/A	100%

41	Morton’s of Chicago/San Jose LLC	LLC	Morton’s of Chicago Holding, Inc.	N	N/A	100%

42	Morton’s of Chicago/Schaumburg LLC	LLC	Morton’s of Chicago Holding, Inc.	N	N/A	100%

43	Morton’s of Chicago/Stamford LLC	LLC	Morton’s of Chicago Holding, Inc.	N	N/A	100%

44	Morton’s of Chicago/Troy LLC	LLC	Morton’s of Chicago Holding, Inc.	N	N/A	100%

45	Morton’s of Chicago/Wacker Place LLC	LLC	Morton’s of Chicago Holding, Inc.	N	N/A	100%

46	Morton's of Chicago/White Plains LLC	LLC	Morton’s of Chicago Holding, Inc.	N	N/A	100%

47	Arnie Morton’s of Chicago/Woodland Hills, LLC	LLC	Morton’s of Chicago Holding, Inc.	N	N/A	100%

48	Morton’s Mexico Holding (USA), LLC	LLC	Morton’s of Chicago, Inc.	N	N/A	100%

49	McKinney Steakhouse LLC++	LLC	MOC/McKinney LLC	N	N/A	100%

Pledged Partnership Interests

Grantor	Partnership	Type of Partnership Interests (e.g., general or limited)	Certificated (Y/N)	Certificate No. (if any)	% of Outstanding Partnership Interest of the Partnership
NONE

Pledged Trust Interests

Grantor	Trust	Class of Trust Interests	Certificated (Y/N)	Certificate No. (if any)	% of Outstanding Trust Interests of the Trust
NONE

Pledged Debt

The following subordinated intercompany promissory are all dated December 6, 2010 and do not have a maturity date. The Original Principal Amount and Outstanding Principal Balance for each note is reflected on the books and records of the respective grantor.

Grantor	Issuer

Morton’s of Chicago, Inc. (same for each issuer until otherwise noted)	Morton’s Mexico Holding (USA), LLC
Morton’s of Chicago Holding Inc.
Arnie Morton’s of Chicago/Woodland Hills LLC
Morton’s of Chicago/Anaheim LLC
Morton’s of Chicago/Atlantic City LLC
Morton’s of Chicago/Baltimore LLC
Morton’s of Chicago/Bethesda LLC
Morton’s of Chicago/Boston LLC
Morton’s of Chicago/Boston Seaport LLC
Morton’s of Chicago/Brooklyn LLC
Morton’s of Chicago/Buckhead, Inc.
Morton’s of Chicago/Capitol Mall LLC
Morton’s of Chicago/Carew Tower LLC
Morton’s of Chicago/Charlotte LLC
Morton’s of Chicago/Chicago, Inc.
Morton’s of Chicago/Clayton, Inc.
Morton’s of Chicago/Cleveland, Inc.
Morton’s of Chicago/Coral Gables LLC
Morton’s of Chicago/Crystal City LLC
Morton’s of Chicago/Dallas Crescent, LLC
Morton’s of Chicago/Dallas, Inc.
Morton’s of Chicago/Denver Crescent Town Center LLC
Morton’s of Chicago/Fifth Avenue, Inc.
Morton’s of Chicago/Flamingo Road Corp.
Morton’s of Chicago/Fort Lauderdale LLC
Morton’s of Chicago/Great Neck LLC
Morton’s of Chicago/Hackensack LLC
Morton’s of Chicago/Hartford LLC
Morton’s of Chicago/Honolulu LLC
Morton’s of Chicago/Indianapolis LLC
Morton’s of Chicago/Indian Wells LLC
Morton’s of Chicago/Jacksonville LLC
Morton’s of Chicago/King of Prussia LLC
Morton’s of Chicago/Louisville LLC
Morton’s of Chicago/McKinney LLC
Morton’s of Chicago/Miami Beach LLC
Morton’s of Chicago/Naperville LLC
Morton’s of Chicago/New Orleans LLC
Morton’s of Chicago/North Miami Beach LLC
Morton’s of Chicago/Northbrook LLC
Morton’s of Chicago/Palm Beach LLC
Morton’s of Chicago/Palm Desert, Inc.
Morton’s of Chicago/Philadelphia LLC
Morton’s of Chicago/Pittsburgh LLC
Morton’s of Chicago/Reston LLC
Morton’s of Chicago/Richmond LLC

Morton’s of Chicago/San Antonio, Inc.
Morton’s of Chicago/San Diego, Inc.
Morton’s of Chicago/San Francisco, Inc.
Morton’s of Chicago/San Jose LLC
Morton’s of Chicago/Schaumburg LLC
Morton’s of Chicago/Scottsdale, Inc.
Morton’s of Chicago/Seattle, Inc.
Morton’s of Chicago/Troy LLC
Morton’s of Chicago/Wacker Place LLC
Morton’s of Chicago/White Plains LLC
Porterhouse of Los Angeles, Inc.

Grantor	Issuer

Arnie Morton’s of Chicago/Burbank LLC	Morton’s of Chicago, Inc. (same for each grantor until otherwise noted)
Arnie Morton’s of Chicago/Figueroa LLC
MOCGC Corp.
Morton’s of Chicago/Atlanta, Inc.
Morton’s of Chicago/Boca Raton LLC
Morton’s of Chicago/Denver, Inc.
Morton’s of Chicago/Houston, Inc.
Morton’s of Chicago/Miami LLC
Morton’s of Chicago/Nashville, Inc.
Morton’s of Chicago/Orlando LLC
Morton’s of Chicago/Phoenix, Inc.
Morton’s of Chicago/Portland, Inc.
Morton’s of Chicago/Puerto Rico, Inc.
Morton’s of Chicago/Rosemont, Inc.
Morton’s of Chicago/Santa Ana, Inc.
Morton’s of Chicago/Stamford LLC
Morton’s of Chicago/Virginia, Inc.
Morton’s of Chicago/Washington D.C., Inc.
Morton’s of Chicago/Washington Square, Inc.

Grantor	Issuer

MOCGC Corp. (same for each issuer until otherwise noted)	Arnie Morton’s of Chicago/Burbank LLC
Arnie Morton’s of Chicago/Figueroa LLC
Arnie Morton’s of Chicago/Woodland Hills LLC
Morton’s of Chicago/Chicago, Inc.
Morton’s of Chicago/Anaheim LLC
Morton’s of Chicago/Atlanta, Inc.
Morton’s of Chicago/Atlantic City LLC
Morton’s of Chicago/Baltimore LLC
Morton’s of Chicago/Bethesda LLC
Morton’s of Chicago/Boca Raton LLC
Morton’s of Chicago/Boston LLC
Morton’s of Chicago/Boston Seaport LLC
Morton’s of Chicago/Brooklyn LLC
Morton’s of Chicago/Buckhead, Inc.
Morton’s of Chicago/Capitol Mall LLC
Morton’s of Chicago/Carew Tower LLC
Morton’s of Chicago/Chicago, Inc.

Morton’s of Chicago/Cleveland, Inc.
Morton’s of Chicago/Coral Gables LLC
Morton’s of Chicago/Crystal City LLC
Morton’s of Chicago/Dallas, Inc.
Morton’s of Chicago/Denver, Inc.
Morton’s of Chicago/Denver Crescent Town Center LLC
Morton’s of Chicago/Flamingo Road Corp.
Morton’s of Chicago/Fort Lauderdale LLC
Morton’s of Chicago/Great Neck LLC
Morton’s of Chicago/Hackensack LLC
Morton’s of Chicago/Hartford LLC
Morton’s of Chicago/Honolulu LLC
Morton’s of Chicago/Houston, Inc.
Morton’s of Chicago/Indianapolis LLC
Morton’s of Chicago/Indian Wells LLC
Morton’s of Chicago/Jacksonville LLC
Morton’s of Chicago/King of Prussia LLC
Morton’s of Chicago/Louisville LLC
Morton’s of Chicago/McKinney LLC
Morton’s of Chicago/Miami Beach LLC
Morton’s of Chicago/Naperville LLC
Morton’s of Chicago/Nashville, Inc.
Morton’s of Chicago/New Orleans LLC
Morton’s of Chicago/North Miami Beach LLC
Morton’s of Chicago/Northbrook LLC
Morton’s of Chicago/Orlando LLC
Morton’s of Chicago/Palm Beach LLC
Morton’s of Chicago/Philadelphia LLC
Morton’s of Chicago/Phoenix, Inc.
Morton’s of Chicago/Pittsburgh LLC
Morton’s of Chicago/Portland, Inc.
Morton’s of Chicago/Puerto Rico, Inc.
Morton’s of Chicago/Reston LLC
Morton’s of Chicago/Richmond LLC
Morton’s of Chicago/San Antonio, Inc.
Morton’s of Chicago/San Diego, Inc.
Morton’s of Chicago/San Jose LLC
Morton’s of Chicago/Santa Ana, Inc.
Morton’s of Chicago/Schaumburg LLC
Morton’s of Chicago/Scottsdale, Inc.
Morton’s of Chicago/Seattle, Inc.
Morton’s of Chicago/Stamford LLC
Morton’s of Chicago/Troy LLC
Morton’s of Chicago/Virginia, Inc.
Morton’s of Chicago/Wacker Place LLC
Morton’s of Chicago/Washington Square, Inc.
Morton’s of Chicago/White Plains LLC
Porterhouse of Los Angeles, Inc.

Grantor	Issuer

Morton’s of Chicago/Charlotte LLC	MOCGC Corp. (same for each grantor until otherwise noted)
Morton’s of Chicago/Clayton, Inc.
Morton’s of Chicago/Fifth Avenue, Inc.
Morton’s of Chicago/Miami LLC
Morton’s of Chicago/Palm Desert, Inc.
Morton’s of Chicago/Rosemont, Inc.
Morton’s of Chicago/San Francisco, Inc.
Morton’s of Chicago/Washington D.C., Inc.

Grantor	Issuer

Morton’s Restaurant Group, Inc.	Porterhouse, Inc.
Morton’s Restaurant Group, Inc.	Italian Restaurants Holding Corp.
Italian Restaurants Holding Corp.	Bertolini’s Restaurants, Inc.
Bertolini’s Restaurants, Inc.	Bertolini's of Las Vegas, Inc.
Porterhouse, Inc.	Morton’s of Chicago, Inc.
Morton’s of Chicago Holding Inc.	Morton’s of Chicago Florida Holding, Inc.
Morton’s of Chicago Holding Inc.	Morton’s of Chicago Maryland Holding, Inc.
Morton’s of Chicago Holding Inc.	Morton’s of Chicago/Anaheim LLC
Morton’s of Chicago Holding Inc.	Morton’s of Chicago/Atlantic City LLC
Morton’s of Chicago Holding Inc.	Morton’s of Chicago/Boston Seaport LLC
Morton’s of Chicago Holding Inc.	Morton’s of Chicago/King of Prussia LLC
Morton’s of Chicago Holding Inc.	Morton’s of Chicago/Reston LLC
Morton’s of Chicago Holding Inc.	Morton’s of Chicago/Schaumburg LLC
Morton’s of Chicago Holding Inc.	Morton’s of Chicago/Stamford LLC
Morton’s of Chicago Holding Inc.	Morton’s of Chicago/Wacker Place LLC
Morton’s of Chicago Florida Holding, Inc.	Morton’s of Chicago/Boca Raton LLC
Morton’s of Chicago Florida Holding, Inc.	Morton’s of Chicago/Miami LLC
Morton’s of Chicago Florida Holding, Inc.	Morton’s of Chicago/North Miami Beach LLC
Morton’s of Chicago Florida Holding, Inc.	Morton’s of Chicago/Orlando LLC
Morton’s of Chicago Maryland Holding, Inc.	Morton’s of Chicago/Baltimore LLC
Morton’s of Chicago Maryland Holding, Inc.	Morton’s of Chicago/Bethesda LLC
Chicago Steakhouse, Inc.	Morton’s of Chicago/Dallas, Inc.
Morton’s of Chicago/San Antonio, Inc.	San Antonio Steakhouse, Inc.
Morton’s of Chicago/Houston, Inc.	Houston Steakhouse, Inc.
Morton’s of Chicago/McKinney LLC	McKinney Steakhouse LLC

Securities Accounts

Grantor	Share of Securities Intermediary	Account Number	Account Name

NONE

Commodities Accounts

Grantor	Name of Commodities Intermediary	Account Number	Account Name

NONE

Deposit Accounts:

Grantor	Name of Depository Bank	Account Number	Account Name

MORTON’S OF CHICAGO INC	Bank of America	xxxxxxxxxx	Concentration

MORTON’S OF CHICAGO INC	Bank of America	xxxxxxxxxx	Accounts Payable

BERTOLINI’S RESTAURANTS, INC	Bank of America	xxxxxxxxxx	Concentration

BERTOLINI’S RESTAURANTS, INC	Bank of America	xxxxxxxxxx	Accounts Payable

DALLAS STEAKHOUSE STORE #152	Bank of America	xxxxxxxxxx	Business Checking

HOUSTON STEAKHOUSE STORE #158	Bank of America	xxxxxxxxxx	Business Checking

MCKINNEY STEAKHOUSE LLC STORE #148	Bank of America	xxxxxxxxxx	Business Checking

SAN ANTONIO STEAKHOUSE STORE #154	Bank of America	xxxxxxxxxx	Business Checking

MORTON’S OF CHICAGO INC	Bank of America	xxxxxxxxxx	Business Checking

BERTOLINI’S RESTAURANTS, INC	Bank of America	xxxxxxxxxx	Business Checking

HOUSTON STEAKHOUSE INC PLEDGE ACCOUNT	Compass Bank	xxxxxxxx	Business Statement Savings

MORTON’S OF CHICAGO INC	Chase	xxxxxxxxx	Commercial Checking

MORTON’S OF CHICAGO CRYSTAL CITY LLC	Chevy Chase Bank	xxxxxxxxxx	Commercial Checking

MORTON’S OF CHICAGO CLEVELAND INC	PNC Bank	xxxxxxxxxx	Business Checking

MORTON’S OF CHICAGO HONOLULU LLC	Bank of Hawaii	xxxxxxx	Business Checking

MORTON’S OF CHICAGO FLAMINGO ROAD CORP	US Bank	xxxxxxxxxxxx	Business Checking

MORTON’S OF CHICAGO PITTSBURGH INC	PNC Bank	xxxxxxx	Business Checking

MORTON’S OF CHICAGO RESTON LLC	Wachovia Bank	xxxxxxxxxxxxx	Business Checking

MORTON’S OF CHICAGO PUERTO RICO INC	Banco Popular	xxxxxxxxx	Business Checking

MORTON’S STEAKHOUSE	Sovereign	xxxxxxxxxxx	Business Checking

SCHEDULE 4.4 (B)

TO PLEDGE AND SECURITY AGREEMENT

Acquisition of Equity Interests

None

SCHEDULE 4.4 (C)

TO PLEDGE AND SECURITY AGREEMENT

Pledged LLC Interest/Pledged Partnership Interest

None

SCHEDULE 4.5

TO PLEDGE AND SECURITY AGREEMENT

Material Contracts

None

SCHEDULE 4.6

TO PLEDGE AND SECURITY AGREEMENT

Letters of Credit

NONE

SCHEDULE 4.7

TO PLEDGE AND SECURITY AGREEMENT

Intellectual Property

(A) Copyrights - registered

Morton’s Copyright Registrations	Reg. No.

Morton’s The Cookbook: 100 Steakhouse Recipes for Every Kitchen (Owner: Morton’s Restaurant Group, Inc.)	TX 0007001486

Copyrights – unregistered

Morton’s of Chicago, Inc. owns unregistered copyrights that are created and/or acquired in the ordinary course of business such as recipes, menus, advertising materials, the Mortons.com web site, YouTube videos on the Morton’s The Steakhouse Channel, original artwork commissioned for the restaurants, cookbooks and other works.

(B) Copyright Licenses - None

(C) Patents - None

(D) Patent Licenses - None

(E) Trademarks

1.) Registered Trademarks

United States Trademarks	App. Number	Filing Date	Reg. Number	Registration Date
Owner is Morton’s of Chicago, Inc.

THE LEGEND. THE STEAKHOUSE	75/506128	June 23, 1998	2318090	February 15, 2000
ARNIE MORTON’S and Design	76/542432	September 5, 2003	2915741	January 4, 2005
ARNIE MORTON’S	76/542433	September 5, 2003	2915742	January 4, 2005
ARNIE MORTON’S THE STEAKHOUSE	76/542434	September 5, 2003	2915743	January 4, 2005
SAVOR THE GOOD LIFE	76/511374	May 2, 2003	3109686	June 27, 2006
LEGENDS ARE LARGER THAN LIFE	75/409623	December 22, 1997	2302701	December 21, 1999
MORTON’S and Design	73/535785	May 6, 1985	1505273	September 20, 1988
MORTON’S OF CHICAGO	74/011102	December 15, 1989	1647093	June 4, 1991
MORTON’S OF CHICAGO and Design	74/014514	December 27, 1989	1647095	June 4, 1991
MORTON’S OF CHICAGO THE STEAK HOUSE and Design	74/084905	August 6, 1990	1738748	December 8, 1992
ARNIE MORTON’S OF CHICAGO THE STEAKHOUSE	74/234803	January 2, 1992	1829038	March 29, 1994
ARNIE MORTON’S OF CHICAGO	74/234717	January 2, 1992	1829037	March 29, 1994
ARNIE MORTON’S OF CHICAGO THE STEAK HOUSE and Design	74/251512	March 2, 1992	1832491	April 19, 1994
THE BEST STEAK ANYWHERE	76/628235	January 18, 2005	3077892	April 4, 2006

MORTON’S	77/393411	February 11, 2008	3556365	January 6, 2009
BAR 12 21	78/786220	January 6, 2006	3158737	October 17, 2006
MORTON’S LEGENDARY HOT CHOCOLATE CAKE	77/009408	September 28, 2006	3270974	July 31, 2007
M and Olive Logo	77/182812	May 16, 2007	3388035	February 26, 2008
MORTON’S MORTINIS	77/286869	September 24, 2007	3511063	October 7, 2008
MORTON’S THE STEAKHOUSE	77/511104	June 30, 2008
MORTON’S THE STEAKHOUSE	76/524212	June 19, 2003	2925648	February 8, 2005
M PRIME EVENTS AT MORTON’S and Design	77/921699	January 27, 2010
MORTON’S THE STEAKHOUSE AT HOME	77/837983	September 30, 2009

MORTON’S	Arizona		028767	08-Aug-1990
MORTON’S	Colorado		1130929	18-Aug-1997
MORTON’S	Connecticut		21437	08-Feb-2002
MORTON’S	Florida		T15951	10-Jun-1992
MORTON’S	Georgia		S7181	05-Nov-1986
MORTON’S OF CHICAGO	Hawaii		132225	07-Nov-1990
MORTON’S	Illinois		93521	04-Jan-2005
MORTON’S	Indiana		2002-0043	25-Jan-2002
MORTON’S	Kentucky		14375	06-Mar-2002
MORTON’S	Louisiana	15-Dec-2004	58-519	15-Dec-2004
MORTON’S	Maryland		1998/00428	17-Mar-1998
MORTON’S	Michigan		MO9-082	15-Dec-1993
MORTON’S	Minnesota		17187	17-Jan-1991
MORTON’S	Missouri		12644	19-Jan-1994
MORTON’S	Nevada		SM00260042	05-Mar-1993
MORTON’S	New Jersey	16-May-2003	21365	16-May-2003
MORTON’S OF CHICAGO and Design	New York		S13912	27-Jan-1994
MORTON’S	Ohio		1507929	15-Dec-2004
MORTON’S	Oregon	30-Jan-2002	35642	30-Jan-2002
MORTON’S	Pennsylvania		891719	28-Oct-1985
MORTON’S	Texas		53892	21-Sep-1994
MORTON’S and Design	Texas		4832317	11-Apr-1988
MORTON’S	Virginia		A4412	14-Apr-1992
MORTON’S	Washington		30327	25-Jan-2002
MORTON’S	Wisconsin			14-Nov-1990

Owner is Morton’s of Chicago, Inc.

Foreign Trademarks	Country Name	App Number	Filing Date	Reg Number	Registration Date

MORTON’S THE STEAKHOUSE	Argentina	2552422	03-Nov-2004	2155408	30-Apr-2007
MORTON’S OF CHICAGO	Argentina	2187289	17-Nov-1998	2207332	03-Jan-2008
MORTON’S and Design	Aruba	040826.16	26-Aug-2004	23120	26-Aug-2004
MORTON’S THE STEAKHOUSE	Aruba	040826.14	26-Aug-2004	23119	26-Aug-2004
MORTON’S	Aruba		09-Oct-2006	26268	15-Dec-2006
MORTON’S and Design	Australia	1011195	14-Jul-2004	1011195	07-Mar-2005
MORTON’S	Australia	1152043	15-Jul-2005	1152043	14-Dec-2006
MORTON’S OF CHICAGO and Design	Australia	733319	29-Apr-1997	733319	13-Jan-1998

MORTON’S OF CHICAGO	Australia	736529	12-Jun-1997	736529	02-Oct-1998
MORTON’S THE STEAKHOUSE	Australia	1011194	14-Jul-2004	1011194	07-Mar-2005
THE REWARD	Australia	883798	26-Jul-2001	883798	19-Aug-2002
MORTON’S OF CHICAGO	Austria	AM411/97	29-Jan-1997	169443	28-Apr-1997
MORTON’S	Austria	AM410/97	29-Jan-1997	169442	28-Apr-1997
MORTON’S OF CHICAGO and Design	Austria	AM409/97	29-Jan-1997	169441	28-Apr-1997
MORTON’S	Austria	AM4362/2006	19-Jun-2006	234375	15-Sep-2006
MORTON’S and Design	Bahamas	27213	08-Oct-2004
MORTON’S	Bahamas	29887	12-Oct-2006
MORTON’S THE STEAKHOUSE	Bahamas		06-Oct-2004
MORTON’S	Bahrain	52225	20-Dec-2006	52225	21-Sep-2010
MORTON’S and Design	Bahrain	52224	20-Dec-2006	52224	21-Sep-2010
MORTON’S THE STEAKHOUSE	Bahrain	52226	20-Dec-2006	52226	20-Dec-2006
MORTON’S	Barbados		28-Sep-2006	81/22259	11-Mar-2009
MORTON’S THE STEAKHOUSE	Barbados		28-Sep-2006	81/22260	13-Feb-2009
MORTON’S and Design	Barbados		28-Sep-2006	81/22258	12-Mar-2009
MORTON’S	Belize	4183.06	24-Oct-2006	4183.06	24-Oct-2006
MORTON’S and Design	Belize			3783.06	16-Mar-2006
MORTON’S THE STEAKHOUSE	Belize			3777.06	16-Mar-2006
MORTON’S	Benelux	896774	02-Jul-1997	618485	02-Jun-1998
MORTON’S	Benelux	200705	14-Aug-2000	200705	05-Dec-2006
MORTON’S	Benelux	1113668	15-Jun-2006	843680	06-Mar-2009
MORTON’S	Bermuda	46106	26-Sep-2006	46106	26-Sep-2006
MORTON’S and Design	Bermuda	41326	25-Aug-2004	41326	28-Jun-2005
MORTON’S THE STEAKHOUSE	Bermuda	41327	25-Aug-2004	41327	28-Jun-2005
MORTON’S THE STEAKHOUSE	Brazil	827045280	30-Dec-2004	827045280	06-Nov-2007
MORTON’S OF CHICAGO	Brazil	820000230	05-Aug-1997	820000230	22-Aug-2006
MORTON’S OF CHICAGO and Design	Brazil	820000299	05-Aug-1997	820000299	22-Aug-2006
MORTON’S	Brazil	820000221	05-Aug-1997	820000221	16-Nov-1999
MORTON’S and Design	Brazil	827061625	30-Dec-2004	827061625	06-Nov-2007
MORTON’S and Design	Canada	1240770	15-Dec-2004	TMA662020	31-Mar-2006
MORTON’S LEGENDARY HOT CHOCOLATE CAKE	Canada	1321260	23-Oct-2006	712787	25-Apr-2008
MORTON’S THE STEAKHOUSE	Canada	1454692	08-Oct-2009
SAVOR THE GOOD LIFE	Canada	1192298	01-Oct-2003	TMA689135	05-Jun-2007
MORTON’S THE STEAKHOUSE	Canada	1240771	15-Dec-2004	TMA669148	02-Aug-2006
MORTON’S STEAKHOUSE	Canada	745562	20-Jan-1994	502124	09-Oct-1998
MORTON’S OF CHICAGO and Design	Canada	745578	20-Jan-1994	501752	02-Oct-1998
MORTON’S OF CHICAGO	Canada	745564	20-Jan-1994	TMA501751	02-Oct-1998
MORTON’S	Canada	745563	20-Jan-1994	TMA502128	09-Oct-1998
MORTON’S THE STEAKHOUSE	Cayman Islands			3937885	04-Sep-2008
MORTON’S	Chile	383911	16-Jul-1997	824403	10-Feb-1998
MORTON’S and Design	Chile	655490	04-Aug-2004	712250	20-Dec-2004
MORTON’S OF CHICAGO and Design	Chile	383913	16-Jul-1997	821876	10-Feb-1998
MORTON’S OF CHICAGO	Chile	383912	16-Jul-1997	821875	10-Feb-1998
MORTON’S (Chinese characters)	China (People’s Republic)	2000/71026	24-May-2000	1619906	14-Aug-2001
MORTON’S	China (People’s Republic)	9800012263	16-Feb-1998	1282419	06-Jun-1999
MORTON’S and Design	China (People’s Republic)	4206246	05-Aug-2004

Morton’s of Chicago vs. Lone Star Restaurants Limited (MORTON’S)	China (People’s Republic)	201004148
MORTON’S THE STEAKHOUSE	China (People’s Republic)	4206247	05-Aug-2004	4206247	07-Jan-2008
MORTON’S in Chinese Characters	China (People’s Republic)	8133295	19-Mar-2010
Cancellation of 1411773 (MORTON’S In Chinese Characters)	China (People’s Republic)	200701919
MORTON’S	China (People’s Republic)	6243414	27-Aug-2007	6243414	28-Mar-2010
MORTON’S (Chinese characters)	China (People’s Republic)	6243413	27-Aug-2007	6243413	28-Mar-2010
MORTON’S THE STEAKHOUSE	Cuba	695/2004	01-Nov-2004	695/2004	01-Nov-2004
MORTON’S	Cuba	2000-0153	01-Feb-2000	153/2000	01-Feb-2000
MORTON’S and Design	Cuba	694/2004	01-Nov-2004	694/2004	01-Nov-2004
MORTON’S	Czech Republic	438520	21-Jun-2006	287011	18-Jan-2007
MORTON’S	Czech Republic	O-123588	01-Jul-1997	217034	23-Apr-1999
MORTON’S	Denmark	03296/1997	01-Jul-1997	03251/1997	25-Jul-1997
MORTON’S	Denmark	VA200602935	12-Jul-2006	VR200700092	15-Jan-2007
MORTON’S	Egypt	197504	11-Mar-2007	197504	10-May-2009
MORTON’S and Design	Egypt	169688	22-Sep-2004	169688	26-Oct-2009
MORTON’S THE STEAKHOUSE	Egypt	169689	22-Sep-2004	169689	26-Oct-2009
MORTON’S THE STEAKHOUSE	European Community	3937885	19-Jul-2004	3937885	11-Apr-2005
MORTON’S and Design	European Community	3951291	20-Jul-2004	3951291	05-Jun-2010
MORTON’S OF CHICAGO	Finland	T199800345	29-Jan-1998	212459	31-Dec-1998
MORTON’S	France	97688549	23-Jul-1997	97688549	02-Jan-1998
MORTON’S	France	07/3483711	07-Aug-2000	073483711	03-Aug-2007
MORTON’S OF CHICAGO	Germany	M70324/42WZ	10-Jul-1991	2099094	23-Feb-1996
MORTON’S	Germany	30639039.6	22-Jun-2006	30639039	25-Aug-2006
MORTON’S	Guam			SM8003583	26-Feb-2008
MORTON’S and Design	Guatemala	6221-2004	23-Aug-2004	165402	28-Aug-2009
MORTON’S	Guatemala	2168-98	23-Mar-1998	112237	10-Aug-2001
MORTON’S OF CHICAGO	Guatemala	2166-98	23-Mar-1998	112235	10-Aug-2001
MORTON’S OF CHICAGO and Design	Guatemala	2170-98	23-Mar-1998	111135	19-Jun-2001
MORTON’S THE STEAKHOUSE	Guatemala	6220-2004	23-Aug-2004	135741	17-May-2005
MORTON’S OF CHICAGO and Design	Hong Kong	12004/1999	02-Sep-1999	13550/2000	12-Oct-2000
CHICAGO MORTON’S In Chinese Characters	Hong Kong	14940/2000	10-May-2000	14940/2000	03-Nov-2000
MORTON’S	Hong Kong	10843/1996	30-Aug-1996	199708337	19-Aug-1997
MORTON’S OF CHICAGO	Hong Kong	12003/99	02-Sep-1999	14653/2000	03-Nov-2000
MORTON’S	Hong Kong	10148/2000	10-May-2000	14939/2000	13-Nov-2000
THE REWARD	Hong Kong	2001/12904	07-Mar-2001	5411/2002	07-Mar-2001
MORTON’S THE STEAKHOUSE	Hong Kong	300254880	23-Jul-2004	300254880	23-Jul-2004
MORTON’S and Design	Hong Kong	300254899	23-Jul-2004	300254899	23-Jul-2004
MORTON’S LEGENDARY HOT CHOCOLATE CAKE	Hong Kong	300755604	07-Nov-2006	300755604	07-Nov-2006
MORTON’S	Hungary	M0602517	21-Jul-2006	190381	02-Aug-2007
MORTON’S OF CHICAGO	Hungary	M9702464	08-Jul-1997	154185	01-Oct-1998
MORTON’S OF CHICAGO and Design	Hungary	M9702463	08-Jul-1997	154190	01-Oct-1998
MORTON’S	Hungary	M9702465	08-Jul-1997	154186	01-Oct-1998
MORTON’S THE STEAKHOUSE	India	1374784	01-Aug-2005	1374784	31-Dec-2007

MORTON’S and Design	India	1374786	01-Aug-2005	1374786	25-Aug-2008
MORTON’S	India	1374782	01-Aug-2005	1374782	27-Mar-2007
Morton’s vs. Lone Star Restaurants	India	1506910
MORTON’S	Indonesia	97/8435	05-May-1997	412024	16-Mar-1998
MORTON’S THE STEAKHOUSE	Indonesia	J00042153521701	29-Jul-2004	IDM000067001	29-Jul-2004
MORTON’S and Design	Indonesia	J00042153421700	29-Jul-2004	IDM000067000	29-Jul-2004
MORTON’S	Ireland	2006/01393	15-Jun-2006	234417	15-Jun-2006
MORTON’S	Ireland	97/2441	30-Jun-1997	206178	30-Jun-1997
MORTON’S	Israel	113412	04-Jul-1997	113412	04-Aug-1999
MORTON’S OF CHICAGO and Design	Israel	113414	04-Jul-1997	113414	04-Aug-1999
MORTON’S OF CHICAGO	Israel	113413	04-Jul-1997	113413	04-Aug-1999
MORTON’S and Design	Israel	173728	28-Jul-2004	173728	04-Aug-2005
MORTON’S THE STEAKHOUSE	Israel	173729	28-Jul-2004	173729	07-Nov-2005
MORTON’S	Italy	RM2006C006002	23-Oct-2006
MORTON’S	Italy	RM97C003425	11-Jul-1997	783065	01-Jun-1999
MORTON’S	Jamaica	51759	11-Mar-2008	51759	11-Mar-2008
MORTON’S THE STEAKHOUSE	Japan	2004-066796	20-Jul-2004	4841166	25-Feb-2005
MORTON’S and Design	Japan	2004-066798	20-Jul-2004	4841168	25-Feb-2005
MORTON’S OF CHICAGO and Design	Japan	2004-066797	20-Jul-2004	4841167	25-Feb-2005
MORTON’S (KATAKANA)	Japan	2000-051778	12-May-2000	4492956	19-Jul-2001
MORTON’S OF CHICAGO (Katakana)	Japan	2000-051777	12-May-2000	4492955	19-Jul-2001
MORTON’S OF CHICAGO	Japan	106538/94	20-Oct-1994	4019846	27-Jun-1997
MORTON’S	Japan	106539/94	20-Oct-1994	4019847	27-Jun-1997
MORTON’S	Jordan	99371	08-Apr-2008	99371	08-Apr-2008
MORTON’S	Korea, Republic of	10532/1998	15-Dec-1998	57009	11-Oct-1999
MORTON’S and Design	Korea, Republic of	41-2004-0016148	23-Jul-2004	121936	06-Oct-2005
MORTON’S THE STEAKHOUSE	Korea, Republic of	41-2004-0016149	23-Jul-2004	121937	06-Oct-2005
MORTON’S	Korea, Republic of	10299/2005	04-May-2005	132374	24-May-2006
MORTON’S THE STEAKHOUSE	Kuwait	66976	30-Oct-2004	55906	30-Oct-2004
MORTON’S and Design	Kuwait	66975	30-Oct-2004	55905	30-Oct-2004
MORTON’S and Design	Macau	N/14432	22-Jul-2004	N/14432	05-Nov-2004
MORTON’S THE STEAKHOUSE	Macau	N/14433	22-Jul-2004	N/14433	05-Nov-2004
MORTON’S OF CHICAGO and Design	Macau	N/002968	26-Dec-1997	N/2968	05-Jan-1999
MORTON’S OF CHICAGO	Macau	N/002967	26-Dec-1997	N/2967	05-Jan-1999
MORTON’S	Macau	N/002966	26-Dec-1997	N/2966	05-Aug-1998
MORTON’S OF CHICAGO and Design	Malaysia	98/04536	10-Apr-1998	98004536	05-Dec-2007
MORTON’S OF CHICAGO	Malaysia	98/04535	10-Apr-1998	98004535	10-Apr-1998
MORTON’S	Malaysia	98/04534	10-Apr-1998	98004534	10-Apr-1998
MORTON’S and Design	Malaysia	2004/10537	23-Jul-2004	4010537	23-Jul-2004
MORTON’S THE STEAKHOUSE	Malaysia	2004/10538	23-Jul-2004	4010538	23-Jul-2004
MORTON’S and Design	Malaysia	08001837	30-Jan-2008	08001837	30-Jan-2008
MORTON’S THE STEAKHOUSE	Malaysia	08001839	30-Jan-2008	08001839	03-May-2018
MORTON’S	Malaysia	08001838	30-Jan-2008	08001838	08-Jul-2010
MORTON’S OF CHICAGO	Mexico	499393	01-Aug-2001	903612	01-Aug-2001

MORTON’S OF CHICAGO and Design	Mexico	499392	01-Aug-2001	788334	28-Apr-2003
MORTON’S THE STEAKHOUSE	Mexico	679558	29-Sep-2004	855327	19-Oct-2004
BAR 12 21	Mexico	975745	24-Nov-2008	1100399	19-May-2009
MORTON’S THE STEAKHOUSE	Mexico	1040286	12-Oct-2009
MORTON’S THE STEAKHOUSE	Mexico	1040285	12-Oct-2009
MORTON’S THE STEAKHOUSE	Mexico	1040287	12-Oct-2009	1159197	21-May-2010
MORTON’S THE STEAKHOUSE	Mexico	1040288	12-Oct-2009	1159198	21-May-2010
MORTON’S THE STEAKHOUSE	Mexico	1040289	12-Oct-2009	1159199	21-May-2010
MORTON’S THE STEAKHOUSE	Mexico	1040290	12-Oct-2009	1159778	24-May-2010
MORTON’S and Design	Mexico	679556	29-Sep-2004	887117	21-Jun-2005
MORTON’S	Mexico	677485	17-Sep-2004	886001	16-Jun-2005
MORTON’S THE STEAKHOUSE	Norway	200407188	20-Jul-2004	227687	12-Aug-2005
MORTON’S	Norway	97.5317	02-Jul-1997	190582	04-Jun-1998
MORTON’S OF CHICAGO	Norway	97.5318	02-Jul-1997	190583	04-Jun-1998
MORTON’S OF CHICAGO and Design	Norway	97.5319	02-Jul-1997	190584	04-Jun-1998
MORTON’S	Norway	200508050	31-Aug-2005	232453	08-May-2006
MORTON’S and Design	Norway	200407189	20-Jul-2004	227686	12-Aug-2005
MORTON’S THE STEAKHOUSE	Oman	47526	27-Oct-2007
MORTON’S	Oman	47525	27-Oct-2007
MORTON’S and Design	Oman	47524	27-Oct-2007
MORTON’S OF CHICAGO	Panama	152580	12-Jul-2006	152580	12-Jul-2006
MORTON’S and Design	Panama	136615	05-Aug-2004	136615	05-Aug-2004
MORTON’S THE STEAKHOUSE	Panama	137301	07-Sep-2004	137301	07-Sep-2004
MORTON’S OF CHICAGO	Panama	92833	05-Mar-1998	92833	17-Aug-1999
MORTON’S	Panama	92834	05-Mar-1998	92834	17-Aug-1999
MORTON’S OF CHICAGO and Design	Panama	92831	05-Mar-1998	92831	05-Mar-1998
MORTON’S and Design	Peru	254892	19-Sep-2005	40408	16-Dec-2005
MORTON’S THE STEAKHOUSE	Peru	255066	21-Sep-2005	42781	10-Aug-2006
MORTON’S	Peru	255170	21-Sep-2005	40482	13-Jan-2006
MORTON’S	Philippines	4-2005-007416	03-Aug-2005	4-2005-007416	25-Dec-2006
MORTON’S and Design	Philippines	4-2004-006820	30-Jul-2004	4-2004-006820	31-Dec-2005
MORTON’S THE STEAKHOUSE	Philippines	4-2004-06821	30-Jul-2004	4-2004-006821	13-Jan-2006
MORTON’S OF CHICAGO	Philippines	123760	18-Aug-1997	4-1997-123760	15-Jan-2002
MORTON’S	Poland	Z-175732	10-Jul-1997	122396	18-Jul-2000
MORTON’S	Poland	Z-312251	20-Jun-2006	201705	09-Oct-2008
MORTON’S	Portugal	408977	08-Mar-2007	408977	18-Apr-2007
MORTON’S	Portugal	324789	03-Jul-1997	324789	02-Feb-1998
MORTON’S	Puerto Rico	47958	17-Aug-1999	47958	13-Jun-2001
MORTON’S and Design	Qatar	48129	12-Dec-2007
MORTON’S	Qatar	48130	12-Dec-2007
MORTON’S THE STEAKHOUSE	Qatar	48131	12-Dec-2007
MORTON’S	Romania	M2005005297	04-May-2005	69964	04-May-2005
MORTON’S and Design	Romania	M200406650	03-Aug-2004	63194	03-Aug-2004
MORTON’S	Romania	48125	28-Jan-1998	34546	28-Jan-1998
MORTON’S THE STEAKHOUSE	Romania	M200406651	03-Aug-2004	63437	03-Aug-2004
MORTON’S and Design	Russian Federation	2004716828	27-Jul-2004	302929	16-Mar-2006
MORTON’S THE STEAKHOUSE	Russian Federation	2004716827	27-Jul-2004	297557	02-Nov-2005

MORTON’S (Cyrillic)	Russian Federation	98718729	27-Nov-1998	187804	24-Apr-2000
MORTON’S	Russian Federation	98703553	03-Mar-1998	201691	27-Apr-2001
MORTON’S OF CHICAGO and Design	Russian Federation	98703562	03-Mar-1998	189225	31-May-2000
MORTON’S OF CHICAGO	Russian Federation	98703554	03-Mar-1998	200662	23-Mar-2001
MORTON’S	Russian Federation	2005720990	22-Aug-2005	316018	01-Nov-2006
MORTON’S	Saudi Arabia	98958	02-Aug-2005
MORTON’S and Design	Saudi Arabia	92104	14-Sep-2004	825/11	13-Feb-2006
MORTON’S THE STEAKHOUSE	Saudi Arabia	92105	14-Sep-2004	825/39	13-Feb-2006
MORTON’S THE STEAKHOUSE	Singapore	T04/11491I	14-Jul-2004	T04/11491I	14-Jul-2004
MORTON’S	Singapore	T05/12377F	18-Jul-2005	T05/12377F	18-Jul-2005
Morton’s of Chicago vs. Lone Star Restaurants Limited	Singapore	T06/09668C
MORTON’S LEGENDARY HOT CHOCOLATE CAKE	Singapore	T06/22561J	25-Oct-2006	T0622561J	25-Oct-2006
MORTON’S OF CHICAGO	Singapore	S9724/96	12-Sep-1996	T96/09724B	12-Sep-1996
MORTON’S and Design	Singapore	T04/11489G	14-Jul-2004	T04/11489G	14-Jul-2004
MORTON’S OF CHICAGO and Design	South Africa	98/01162	29-Jan-1998	98/01162	11-Jul-2003
MORTON’S	South Africa	2005/15584	28-Jul-2005	2005/15584	28-Jul-2005
MORTON’S and Design	South Africa	2004/12309	21-Jul-2004	2004/12309	21-Jul-2004
MORTON’S THE STEAKHOUSE	South Africa	2004/12310	21-Jul-2004	2004/12310	21-Jul-2004
MORTON’S OF CHICAGO	South Africa	98/01161	29-Jan-1998	98/01161	11-Jul-2003
MORTON’S	Spain	2102709	04-Jul-1997	2102709	22-Dec-1997
MORTON’S	St. Kitts and Nevis		17-Apr-2008	2008/0124S	17-Apr-2008
MORTON’S THE STEAKHOUSE	St. Lucia	TM/2007/000010	15-Jan-2007	TM/2007/000010	02-Aug-2007
MORTON’S	St. Lucia	TM/2007/000009	15-Jan-2007	TM/2007/000009	02-Aug-2007
MORTON’S and Design	St. Lucia	TM/2006/000391	20-Dec-2006	TM/2006/000391	20-Dec-2006
MORTON’S	Sweden	2006/04963	16-Jun-2006	384102	13-Oct-2006
MORTON’S	Switzerland	534909	06-May-2005	534909	06-May-2005
MORTON’S and Design	Switzerland	54817/2004	19-Jul-2004	525053	19-Jul-2004
MORTON’S OF CHICAGO and Design	Switzerland	05296/1997	02-Jul-1997	447938	26-Jan-1998
MORTON’S OF CHICAGO	Switzerland	05295/1997	02-Jul-1997	447877	23-Dec-1997
MORTON’S THE STEAKHOUSE	Switzerland	54815/2004	19-Jul-2004	525018	19-Jul-2004
MORTON’S THE STEAKHOUSE	Taiwan	093033844	21-Jul-2004	1155138	16-May-2005
MORTON’S	Taiwan	86005307	30-Jan-1997	99920	01-Jun-1998
MORTON’S OF CHICAGO and Design	Taiwan	86005308	30-Jan-1997	101288	01-Jul-1998
MORTON’S and Design	Taiwan	093033842	21-Jul-2004	1149813	16-Apr-2005
MORTON’S OF CHICAGO and Design	Thailand	335261	30-May-1997	6865	13-Oct-1998
MORTON’S	Thailand	335262	30-May-1997	6933	26-Oct-1998
MORTON’S THE STEAKHOUSE	Thailand	559900	23-Jul-2004	BOR26510	23-Jul-2004
MORTON’S and Design	Thailand	559899	23-Jul-2004	BOR26170	23-Jul-2004
MORTON’S	Thailand	686159	04-Feb-2008	BOR42769	16-Jun-2009
MORTON’S and Design	Thailand	686158	04-Feb-2008	BOR42768	16-Jun-2009
MORTON’S THE STEAKHOUSE	Thailand	686160	04-Feb-2008	BOR42770	16-Jun-2009
MORTON’S and Design	Turkey	2004/23053	23-Jul-2004	2004/23053	23-Jul-2004

MORTON’S	Turkey	2005/45604	20-Oct-2005	200545604	20-Oct-2005
MORTON’S THE STEAKHOUSE	Turkey	2004/23054	23-Jul-2004	2004/23054	23-Jul-2004
MORTON’S OF CHICAGO	Turkey	97/009630	07-Jul-1997	184342	07-Jul-1997
MORTON’S OF CHICAGO and Design	Turkey	97/009631	07-Jul-1997	184388	07-Jul-1997
MORTON’S	Turkey	97/009629	07-Jul-1997	186429	07-Jul-1997
MORTON’S and Design	Turks and Caicos Islands	14698	22-Nov-2006	14698	22-Nov-2006
MORTON’S THE STEAKHOUSE	Turks and Caicos Islands	14700	22-Nov-2006	14700	22-Nov-2006
MORTON’S	Turks and Caicos Islands	14699	22-Nov-2006	14699	22-Nov-2006
MORTON’S	United Arab Emirates	86635	29-Oct-2006	86022	13-Jan-2008
MORTON’S and Design	United Arab Emirates	64247	12-Oct-2004	55548	15-Oct-2005
MORTON’S THE STEAKHOUSE	United Arab Emirates	64248	12-Oct-2004	55547	12-Oct-2004
MORTON’S and Design	Venezuela	15582-2004	27-Sep-2004	477	16-Feb-2006
MORTON’S	Venezuela	5571-98	30-Mar-1998	S009803	20-Apr-1999
MORTON’S THE STEAKHOUSE	Venezuela	15883/2004	27-Sep-2004	481	04-Sep-2006
MORTON’S THE STEAKHOUSE	Viet Nam	4-2004-07597	30-Jul-2004	67484	21-Oct-2005
MORTON’S OF CHICAGO and Design	Viet Nam	37391	19-Feb-1998	31943	01-Sep-1999
MORTON’S OF CHICAGO	Viet Nam	37390	19-Feb-1998	31942	01-Sep-1999
MORTON’S	Viet Nam	37389	19-Feb-1998	30872	13-May-1999
MORTON’S and Design	Viet Nam	4-2004-07598	30-Jul-2004	67739	02-Nov-2005
MORTON’S	Viet Nam	4-2005-05057	04-May-2005	76435	30-Oct-2006

2.) Unregistered Trademarks

In addition to any unregistered trademarks that have been applied for and are listed on above in Schedule 4.7 (E) 1.) and that have not yet achieved registration, Morton’s uses certain other unregistered trademarks in its business from time-to-time.

3.) Domain Names

Domain Name	Account

mortons.ae	Morton’s of Chicago (mortons)
mortons.asia	Morton’s of Chicago (mortons)
mortons.cc	Morton’s of Chicago (mortons)
mortons.ch	Morton’s of Chicago (mortons)
mortons.cn	Morton’s of Chicago (mortons)
mortons.co.at	Morton’s of Chicago (mortons)
mortons.co.in	Morton’s of Chicago (mortons)
mortons.co.kr	Morton’s of Chicago (mortons)
mortons.com.es	Morton’s of Chicago (mortons)
mortons.com.mx	Morton’s of Chicago (mortons)
mortons.com.pa	Morton’s of Chicago (mortons)
mortons.com.pr	Morton’s of Chicago (mortons)
mortons.com.sg	Morton’s of Chicago (mortons)

mortons.com.tr	Morton’s of Chicago (mortons)
mortons.com.tw	Morton’s of Chicago (mortons)
mortons.de	Morton’s of Chicago (mortons)
mortons.dk	Morton’s of Chicago (mortons)
mortons.es	Morton’s of Chicago (mortons)
mortons.fi	Morton’s of Chicago (mortons)
mortons.fr	Morton’s of Chicago (mortons)
mortons.hk	Morton’s of Chicago (mortons)
mortons.in	Morton’s of Chicago (mortons)
mortons.it	Morton’s of Chicago (mortons)
mortons.jp	Morton’s of Chicago (mortons)
mortons.mobi	Morton’s of Chicago (mortons)
mortons.nl	Morton’s of Chicago (mortons)
mortons.ru	Morton’s of Chicago (mortons)
mortons.se	Morton’s of Chicago (mortons)
mortons.tv	Morton’s of Chicago (mortons)
mortons.tw	Morton’s of Chicago (mortons)
mortons.ws	Morton’s of Chicago (mortons)

arniemortons.com	Morton’s The Steakhouse (22764166)
arniemortonssucks.com	Morton’s The Steakhouse (22764166)
bertolinis.net	Morton’s The Steakhouse (22764166)
beststeakanywhere.com	Morton’s The Steakhouse (22764166)
hotelmorton.com	Morton’s The Steakhouse (22764166)
mortonhotel.com	Morton’s The Steakhouse (22764166)
mortons-steak-house.com	Morton’s The Steakhouse (22764166)
mortons-steak-housesucks.com	Morton’s The Steakhouse (22764166)
mortons-steakhouse.com	Morton’s The Steakhouse (22764166)
mortons-steakhousesucks.com	Morton’s The Steakhouse (22764166)
mortons.com	Morton’s The Steakhouse (22764166)
mortonsblog.com	Morton’s The Steakhouse (22764166)
mortonscareers.com	Morton’s The Steakhouse (22764166)
mortonsofchicagosucks.com	Morton’s The Steakhouse (22764166)
mortonspaymentprocessing.com	Morton’s The Steakhouse (22764166)
mortonssteakhouse.com	Morton’s The Steakhouse (22764166)
mortonssteakssucks.com	Morton’s The Steakhouse (22764166)
mortonsstinks.com	Morton’s The Steakhouse (22764166)
mortonsteaksucks.com	Morton’s The Steakhouse (22764166)
mortonsthesteakhouse.com	Morton’s The Steakhouse (22764166)
thebeststeakanywhere.com	Morton’s The Steakhouse (22764166)
thehotelmorton.com	Morton’s The Steakhouse (22764166)
themortonhotel.com	Morton’s The Steakhouse (22764166)
trevi-italian.com	Morton’s The Steakhouse (22764166)
trevi-restaurant.com	Morton’s The Steakhouse (22764166)
treviitalian.com	Morton’s The Steakhouse (22764166)
treviitalianrestaurant.com	Morton’s The Steakhouse (22764166)

(F) Trademark licenses

Morton’s of Chicago, Inc. grants trademark licenses to its marketing partners and vendors in the ordinary course of business.

(G) Trade Secret Licenses - None

(H) Intellectual Property Exceptions

CURRENT TRADEMARK DISPUTES FOR MORTON’S OF CHICAGO, INC.

Lone Star/Landstorm

Summary: Multiple actions filed: 1) against the Company related to MORTON’S trademark applications in foreign jurisdictions; and 2) by the Company related to MORTON’S MEMBERS CLUB applications filed by Lone Star/Landstrom in various jurisdictions.

Benelux-Successfully opposed Landstrom’s applications for all goods/services except for education and training services.

China - Opposition filed against MORTON’S in Class 41, App. No. 5742311. Awaiting action.

India - Opposition filed against MORTON’S in Classes 41 and 42, App. No. 1506910. Awaiting action

Oman - Opposition filed against MORTON’S in Class 43, App. No. 42534. Awaiting action

Qatar - Opposition filed against MORTON’S in Class 42, App. No. 42183. Awaiting decision.

Singapore - The Company prevailed in its invalidation Action filed by the Company against MORTON’S MEMBERS CLUB, Reg. No. T06/11218B. Only remaining matter is obtaining Company’s costs/fees.

UAE - Opposition filed against MORTON’S in Class 41, App. No. 87711. Awaiting action

Heibergs Dessertcirkus

The Company has opposed an application to register MORTEN HEIBERG for a variety of food-related goods and services. The applicant has agreed not to use “Morten’s” at all and will not open restaurants under the name MORTEN HEIBERG. Settlement negotiations are ongoing and the opposition is suspended.

Morton International/Morton Salt

Morton International has opposed the Company’s pending application for MORTON’S THE STEAKHOUSE in which the Company sought to expand registration of the mark to a wide variety of goods, including some seasonings. Settlement negotiations are ongoing.

Morton’s of Chicago, Inc.

Settlement Agreements/Coexistence Agreements

Country	Action	Status

US	ConAgra v. MoC, Opposition in USPTO re MORTON	Settlement Agreement (1988)

US	Conair v. MoC, Opposition in USPTO re SAVOR THE GOOD LIFE	Coexistence Agreement (2005)

US	MoC v. Morton’s of Rockaway, District Court - NJ	Settlement Agreement (2004)

US	Mortons’ Wiscons Inn (no case)	Agreement (2005)

Argentina	Oppositions Against Bodega Norton re MORTON’S OF CHICAGO and MORTON’S THE STEAKHOUSE	Coexistence Agreement (2006)

Canada	MoC v. Ausi Morton’s Steakhouse Inc.	Settlement Agreement (1996) and subsequent Articles of Amendment changing the Name to 1054613 Ontario Limited (12/23/1996)

Germany	MoC v. M Steakhouse Surf’ n Turf	Agreement (2002)

Hong Kong	MoC v. Aberdeen Marina Club Limited re SNORTON’S dog bone logo	Undertaking (2000)

SCHEDULE 4.8

TO PLEDGE AND SECURITY AGREEMENT

Commercial Tort Claims

NONE

EXHIBIT A

TO PLEDGE AND SECURITY AGREEMENT

PLEDGE SUPPLEMENT

This PLEDGE SUPPLEMENT, dated [mm/dd/yy], is delivered by [NAME OF GRANTOR] a [NAME OF STATE OF INCORPORATION] [corporation] (the “Grantor”) pursuant to the Pledge and Security Agreement, dated as of [mm/dd/yy] (as it may be from time to time amended, amended and restated, modified or supplemented, the “Security Agreement”), among MORTON’S OF CHICAGO, INC., an Illinois corporation (the “Company”) and the other Grantors named therein, and GOLDMAN SACHS BANK USA, as the Collateral Agent. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

Grantor hereby confirms the grant to the Collateral Agent set forth in the Security Agreement of, and does hereby grant to the Collateral Agent, a security interest in all of Grantor’s right, title and interest in and to all Collateral to secure the Secured Obligations, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located. Grantor represents and warrants that the attached Supplements to Schedules accurately and completely set forth all additional information required pursuant to the Security Agreement and hereby agrees that such Supplements to Schedules shall constitute part of the Schedules to the Security Agreement.

IN WITNESS WHEREOF, Grantor has caused this Pledge Supplement to be duly executed and delivered by its duly authorized officer as of                  , 20    .

[NAME OF GRANTOR]

By:
Name:
Title:

SUPPLEMENT TO SCHEDULE 4.1

TO PLEDGE AND SECURITY AGREEMENT

Additional Information:

(A)	Full Legal Name, Type of Organization, Jurisdiction of Organization, Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person) and Organizational Identification Number of each Grantor:

Full Legal Name	Type of Organization	Jurisdiction of Organization	Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person)	Organization I.D.#

(B)	Other Names (including any Trade-Name or Fictitious Business Name) under which each Grantor has conducted business for the past five (5) years:

Full Legal Name	Trade Name or Fictitious Business Name

(C)	Changes in Name, Jurisdiction of Organization, Chief Executive Office or Sole Place of Business (or Principal Residence if Grantor is a Natural Person) and Corporate Structure within past five (5) years:

Name of Grantor	Date of Change	Description of Change

(D)	Agreements pursuant to which any Grantor is found as debtor within past five (5) years:

Name of Grantor	Description of Agreement

(E)	Financing Statements:

Name of Grantor	Filing Jurisdiction(s)

SUPPLEMENT TO SCHEDULE 4.1

SUPPLEMENT TO SCHEDULE 4.2

TO PLEDGE AND SECURITY AGREEMENT

Additional Information:

Name of Grantor	Location of Equipment and Inventory

SUPPLEMENT TO SCHEDULE 4.2-1

SUPPLEMENT TO SCHEDULE 4.4

TO PLEDGE AND SECURITY AGREEMENT

Additional Information:

(A)

Pledged Stock:

Pledged Partnership Interests:

Pledged LLC Interests:

Pledged Trust Interests:

Pledged Debt:

Securities Account:

Commodities Accounts:

Deposit Accounts:

(B)

Name of Grantor	Date of Acquisition	Description of Acquisition

(C)

Name of Grantor	Name of Issuer of Pledged LLC Interest/Pledged Partnership Interest

SUPPLEMENT TO SCHEDULE 4.4-1

SUPPLEMENT TO SCHEDULE 4.5

TO PLEDGE AND SECURITY AGREEMENT

Additional Information:

Name of Grantor	Description of Material Contract

SUPPLEMENT TO SCHEDULE 4.5-1

SUPPLEMENT TO SCHEDULE 4.6

TO PLEDGE AND SECURITY AGREEMENT

Additional Information:

Name of Grantor	Description of Letters of Credit

SUPPLEMENT TO SCHEDULE 4.6-1

SUPPLEMENT TO SCHEDULE 4.7

TO PLEDGE AND SECURITY AGREEMENT

Additional Information:

(A)	Copyrights

(B)	Copyright Licenses

(C)	Patents

(D)	Patent Licenses

(E)	Trademarks

(F)	Trademark Licenses

(G)	Trade Secret Licenses

(H)	Intellectual Property Exceptions

SUPPLEMENT TO SCHEDULE 4.7-1

SUPPLEMENT TO SCHEDULE 4.8

TO PLEDGE AND SECURITY AGREEMENT

Additional Information:

Name of Grantor	Commercial Tort Claims

SUPPLEMENT TO SCHEDULE 4.8-1

EXHIBIT B

TO PLEDGE AND SECURITY AGREEMENT

UNCERTIFICATED SECURITIES CONTROL AGREEMENT

This Uncertificated Securities Control Agreement dated as of                     , 20     (this “Agreement”) among GOLDMAN SACHS BANK USA (the “Pledgor”), as collateral agent for the Secured Parties, (the “Collateral Agent”) and                     , a                      corporation (the “Issuer”). Capitalized terms used but not defined herein shall have the meaning assigned in that certain Pledge and Security Agreement dated as of December 9, 2010, among the Pledgor, the other Grantors party thereto and the Collateral Agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”). All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York.

Section 1. Registered Ownership of Shares. The Issuer hereby confirms and agrees that as of the date hereof the Pledgor is the registered owner of                      shares of the Issuer’s [common] stock (the “Pledged Shares”) and the Issuer shall not change the registered owner of the Pledged Shares without the prior written consent of the Collateral Agent.

Section 2. Instructions. If at any time the Issuer shall receive instructions originated by the Collateral Agent relating to the Pledged Shares, the Issuer shall comply with such instructions without further consent by the Pledgor or any other person.

Section 3. Additional Representations and Warranties of the Issuer. The Issuer hereby represents and warrants to the Collateral Agent:

(a) It has not entered into, and until the termination of this agreement will not enter into, any agreement with any other person relating the Pledged Shares pursuant to which it has agreed to comply with instructions issued by such other person.

(b) It has not entered into, and until the termination of this agreement will not enter into, any agreement with the Pledgor or the Collateral Agent purporting to limit or condition the obligation of the Issuer to comply with Instructions as set forth in Section 2 hereof.

(c) Except for the claims and interest of the Collateral Agent and of the Pledgor in the Pledged Shares, the Issuer does not know of any claim to, or interest in, the Pledged Shares. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Pledged Shares, the Issuer will promptly notify the Collateral Agent and the Pledgor thereof.

(d) This Agreement is the valid and legally binding obligation of the Issuer.

Section 4. Choice of Law. This Agreement shall be governed by the laws of the State of New York.

Section 5. Conflict with Other Agreements. In the event of any conflict between this Agreement (or any portion thereof) and any other agreement between Issuer and Pledgor now

EXHIBIT B-1

existing or hereafter entered into, the terms of this Agreement shall prevail. No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.

Section 6. Voting Rights. Until such time as the Collateral Agent shall otherwise instruct the Issuer in writing, the Pledgor shall have the right to vote the Pledged Shares.

Section 7. Successors; Assignment. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law. The Collateral Agent may assign its rights hereunder only with the express written consent of the Issuer and by sending written notice of such assignment to the Pledgor.

Section 8. Indemnification of Issuer. The Pledgor and the Collateral Agent hereby agree that (a) the Issuer is released from any and all liabilities to the Pledgor and the Collateral Agent arising from the terms of this Agreement and the compliance of the Issuer with the terms hereof, except to the extent that such liabilities arise from the Issuer’s negligence, willful misconduct or breach of this Agreement and (b) the Pledgor, its successors and assigns shall at all times indemnify and save harmless the Issuer from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the compliance of the Issuer with the terms hereof, except to the extent that such arises from the Issuer’s negligence, willful misconduct or breach of this Agreement, and from and against any and all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising by reason of the same, until the termination of this Agreement.

Section 9. Notices. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

Pledgor:	[INSERT ADDRESS]
Attention:
Telecopier:

Collateral Agent:	Goldman Sachs Bank USA
6011 Connection Drive
Irving, Texas 75039
Attention: Morton’s of Chicago, Account Manager
Telecopier: (972) 368-5099

Issuer:	[INSERT ADDRESS]
Attention:
Telecopier:

Any party may change its address for notices in the manner set forth above.

EXHIBIT B-2

Section 10. Termination. The obligations of the Issuer to the Collateral Agent pursuant to this Control Agreement shall continue in effect until the security interests of the Collateral Agent in the Pledged Shares have been terminated in accordance with the terms of the Security Agreement and the Collateral Agent has notified the Issuer of such termination in writing. The Collateral Agent agrees to provide Notice of Termination in substantially the form of Exhibit A hereto to the Issuer upon the request of the Pledgor on or after the termination of the Collateral Agent’s security interest in the Pledged Shares in accordance with the terms of the Security Agreement. The termination of this Control Agreement shall not terminate the Pledged Shares or alter the obligations of the Issuer to the Pledgor pursuant to any other agreement with respect to the Pledged Shares.

Section 11. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

[NAME OF PLEDGOR]

By:
Name:
Title:

GOLDMAN SACHS BANK USA, as Collateral Agent

By:
Name:
Title:

[NAME OF ISSUER]

By:
Name:
Title:

EXHIBIT B-3

Exhibit A

[Letterhead of Collateral Agent]

[Date]

[Name and Address of Issuer]

Attention:

Re: Termination of Control Agreement

You are hereby notified that the Uncertificated Securities Control Agreement between you, [the Pledgor] and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to Pledged Shares (as defined in the Uncertificated Control Agreement) from [the Pledgor]. This notice terminates any obligations you may have to the undersigned with respect to the Pledged Shares, however nothing contained in this notice shall alter any obligations which you may otherwise owe to [the Pledgor] pursuant to any other agreement.

You are instructed to deliver a copy of this notice by facsimile transmission to [insert name of Pledgor].

Very truly yours,

GOLDMAN SACHS BANK USA, as Collateral Agent

By:
Name:
Title:

EXHIBIT A-1